UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
Global Asset Allocation Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

Long-term return consistent with preservation of capital

Net asset value December 31, 2016

Class IA: $16.55	Class IB: $16.72

Total return at net asset value

				Putnam
				Balanced
(as of	Class IA	Class IB	Russell 3000	Blended
12/31/16)	shares*	shares†	Index	Benchmark

1 year	6.98%	6.71%	12.74%	8.38%

5 years	61.67	59.61	98.23	55.26
Annualized	10.09	9.80	14.67	9.20

10 years	73.14	69.17	98.10	76.74
Annualized	5.64	5.40	7.07	5.86

Life	742.33	702.42	1,608.71	—
Annualized	7.65	7.47	10.31	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND), and 5% of which is the JPMorgan Developed High Yield Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund	1

Report from your fund’s manager

What factors influenced the global investment environment for the 12-month reporting period ended December 31, 2016?

The global investment environment was mostly favorable during 2016. The year began in the immediate aftermath of the U.S. Federal Reserve’s first increase in its federal funds target rate since 2006. While the U.S. stock market had anticipated this move on the back of accelerating growth in the domestic economy, equity prices moved lower in the opening weeks of the year on renewed concerns about China, a global economic slowdown, and sinking oil prices. Crude oil prices reached a 13-year low in February due to concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global inventories. In the months that followed, however, oil prices stabilized and rebounded as growth in global energy demand rekindled.

In early summer, the United Kingdom surprised the world when voters approved “Brexit,” a referendum to exit the European Union. Stocks fell worldwide following the vote but bounced back quickly as markets digested the news. In the wake of Brexit, central banks around the world reiterated that they would remain accommodative and stimulative in their monetary policies.

The U.S. presidential election campaign dominated the news during the late summer and early fall, and amid the controversial campaign, stock performance pulled back, likely due to investors’ discomfort with political uncertainty. The surprise victory of Donald Trump and the resulting realignment of expectations for business-friendly policies from a Republican-controlled government reignited investor optimism, and stocks around the world rallied strongly in the final six weeks of 2016. In mid-December, the Fed raised the federal funds target rate by an additional one-quarter point.

In fixed income, the adoption of a more risk-on attitude in the closing weeks of the year helped credit-sensitive instruments, such as high-yield bonds, produce stronger results. Interest-rate-sensitive assets behaved differently, however, with the benchmark 10-year Treasury yield trending higher and then spiking following the Trump victory, pushing bond prices lower.

Internationally, the economic picture was less positive, as many developed-market economies continued to battle anemic growth, and their central banks continued monetary easing to try to stimulate economic momentum.

For the 12 months ended December 31, 2016, the Dow Jones Industrial Average and the S&P 500 Index finished strong, returning 13.42% and 11.96%, respectively. The MSCI World Index [ND], a measure of large- and mid-cap stocks across 23 developed-market economies, ended the period with a return of 7.51%. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was up 2.65%, while high-yield bonds, as measured by the JPMorgan Developed High Yield Index, gained 18.22%.

How did Putnam VT Global Asset Allocation Fund perform during this period?

It was a good year for most asset classes. Equities and credit-sensitive assets performed best in absolute terms. Interest-rate-sensitive assets produced positive returns, but they were weak in comparison with risk assets, especially during the post-election rally  in the closing weeks of 2016. For the 12 months ended December  31, 2016, the fund’s class IA shares returned 6.98%, compared with a return of 8.38% for its custom composite benchmark.

Some of the fund’s asset allocation decisions added value to its performance versus the benchmark. In particular, the fund had an allocation preference for equities over interest-rate-sensitive fixed income and thus reaped some of the performance differential between the two asset classes. During the fourth calendar quarter, the fund exhibited a slight preference for U.S. small-cap stocks over large caps, and this decision added value as investors bid up the share prices of smaller cap stocks in anticipation of tax and regulatory reforms under a new Republican administration.

On the downside, some of the fund’s security selection decisions were unfavorable and were the principal reasons that the fund underperformed its benchmark, the Russell 3000 Index. The most significant detractor was stock selection within U.S. large-cap equities, where the fund’s quantitative stock selection methodology struggled to keep pace with the benchmark, especially during the first half of the year. Security selection in other areas — notably international equities and securitized fixed income — helped partially offset the large-cap shortfall.

How did the portfolio use derivatives during the period?

The fund typically uses a variety of derivative instruments to help manage its exposure to market risk. It is our view that the prudent use of derivative instruments such as futures, forward currency contracts, and various swap mechanisms, together with strong management controls, can help us manage portfolio risk more efficiently. During the period, our use of derivatives had a slightly positive effect on the portfolio’s return.

What is your investment outlook as we move into 2017?

We remain bullish on U.S. equities, at least for the short term. While there are several unknowns about the extent of tax and deregulation policy changes ahead, we believe the U.S. economy will continue to see incremental positive growth, which in our view could translate into further gains among domestic stocks. This stance is tempered with the concerns that the market could grow impatient if anticipated policy changes are delayed by the legislative process or by unfavorable action on trade policy or disruptions in geopolitical matters.

In our view, the U.S. economy appears healthiest compared with developed economies in much of the rest of the world. In Europe, ongoing negotiations between the United Kingdom and the European Union on Brexit will bear watching and could introduce volatility into the equity markets. We also believe that another concern going into 2017 will be whether the strong U.S. dollar impinges upon the earnings capabilities of large U.S. multinationals or whether it inhibits the ability of emerging-market borrowers to service dollar-denominated debt.

2	Putnam VT Global Asset Allocation Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund is managed by Putnam’s Co-Head of Global Asset Allocation Robert J. Kea, CFA; Chief Investment Officer, Global Asset Allocation, Robert J. Schoen; and Co-Head of Global Asset Allocation Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Global Asset Allocation Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.87%	1.12%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.87%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.50	$5.79	$4.42	$5.69

Ending value
(after
expenses)	$1,056.20	$1,054.90	$1,020.76	$1,019.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Global Asset Allocation Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2017

Putnam VT Global Asset Allocation Fund	5

The fund’s portfolio 12/31/16

COMMON STOCKS (53.0%)*	Shares	Value

Basic materials (1.6%)
Akzo Nobel NV (Netherlands)	561	$35,035

Albemarle Corp.	261	22,467

ArcelorMittal SA (France) †	2,390	17,621

Asahi Kasei Corp. (Japan)	5,000	43,530

BASF SE (Germany)	1,875	174,864

Boliden AB (Sweden)	3,137	81,723

Cabot Corp.	900	45,486

Celanese Corp. Ser. A	2,200	173,228

Cemex SAB de CV ADR (Mexico)	563	4,521

Compagnie De Saint-Gobain (France)	216	10,058

Covestro AG (Germany)	539	37,080

CRH PLC (Ireland)	306	10,576

Evonik Industries AG (Germany)	3,057	91,022

Fletcher Building, Ltd. (New Zealand)	966	7,096

Fortescue Metals Group, Ltd. (Australia)	4,538	19,163

Glencore PLC (United Kingdom) †	5,377	18,073

Graphic Packaging Holding Co.	8,100	101,088

Hitachi Chemical Co., Ltd. (Japan)	1,300	32,440

Hitachi Metals, Ltd. (Japan)	600	8,108

Johnson Matthey PLC (United Kingdom)	1,268	49,546

Kajima Corp. (Japan)	3,000	20,711

Kansai Paint Co., Ltd. (Japan)	800	14,712

Kumagai Gumi Co., Ltd. (Japan)	12,000	30,745

Kuraray Co., Ltd. (Japan)	1,800	26,935

LafargeHolcim, Ltd. (Switzerland)	687	36,089

LANXESS AG (Germany)	167	10,942

Mitsubishi Chemical Holdings Corp. (Japan)	2,800	18,043

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,300	22,136

Mitsubishi Materials Corp. (Japan)	400	12,211

Monsanto Co.	114	11,994

Newcrest Mining, Ltd. (Australia)	371	5,231

Newmont Mining Corp.	13,800	470,166

Reliance Steel & Aluminum Co.	1,600	127,264

Rio Tinto PLC (United Kingdom)	389	14,813

RPC Group PLC (United Kingdom)	1,746	22,842

Shin-Etsu Chemical Co., Ltd. (Japan)	400	30,828

Sika AG (Switzerland)	6	28,821

Skanska AB (Sweden)	2,651	62,480

Sociedad Quimica y Minera de Chile SA ADR (Chile)	408	11,689

Steel Dynamics, Inc.	3,200	113,856

Stora Enso OYJ Class R (Finland)	4,731	50,680

Syngenta AG (Switzerland)	34	13,436

Taisei Corp. (Japan)	6,000	41,938

UPM-Kymmene OYJ (Finland)	2,421	59,331

voestalpine AG (Austria)	625	24,538

W.R. Grace & Co.	1,000	67,640

Yara International ASA (Norway)	1,777	69,975

		2,402,771
Capital goods (3.3%)
ACS Actividades de Construccion y Servicios
SA (Spain)	1,964	61,915

Airbus SE (France)	315	20,790

Allegion PLC (Ireland)	1,700	108,800

Allison Transmission Holdings, Inc.	11,400	384,066

AO Smith Corp.	2,300	108,905

COMMON STOCKS (53.0%)* cont.	Shares	Value

Capital goods cont.
Atlas Copco AB Class A (Sweden)	745	$22,646

BAE Systems PLC (United Kingdom)	2,950	21,423

Berry Plastics Group, Inc. †	2,200	107,206

BWX Technologies, Inc.	2,300	91,310

Carlisle Cos., Inc.	900	99,261

Crane Co.	600	43,272

Crown Holdings, Inc. †	9,400	494,158

Daikin Industries, Ltd. (Japan)	100	9,158

Fluor Corp.	1,700	89,284

Honeywell International, Inc.	2,500	289,625

Ingersoll-Rand PLC	4,000	300,160

Jacobs Engineering Group, Inc. †	1,600	91,200

Johnson Controls International PLC	639	26,320

JTEKT Corp (Japan)	500	7,972

KBR, Inc.	2,600	43,394

Komatsu, Ltd. (Japan)	600	13,543

Korea Aerospace Industries, Ltd. (South Korea)	91	5,035

Kyudenko Corp. (Japan)	1,000	26,770

Mitsubishi Electric Corp. (Japan)	2,400	33,364

Mobileye NV (Israel) †	446	17,002

Northrop Grumman Corp.	2,600	604,708

NSK, Ltd. (Japan)	3,300	38,062

Quanta Services, Inc. †	8,900	310,165

Raytheon Co.	4,354	618,268

Sumitomo Heavy Industries, Ltd. (Japan)	2,000	12,844

Thales SA (France)	644	62,400

Topre Corp. (Japan)	400	9,992

Vinci SA (France)	1,216	82,711

Waste Management, Inc.	5,100	361,641

Xylem, Inc.	2,700	133,704

		4,751,074
Communication services (2.0%)
ACC Claims Holding, LLC Class A (Units) F	45,210	271

BCE, Inc. (Canada)	235	10,157

BT Group PLC (United Kingdom)	9,135	41,366

Cable One, Inc.	100	62,173

Cellnex Telecom, SA 144A (Spain)	632	9,077

Com Hem Holding AB (Sweden)	3,673	35,024

Eutelsat Communications SA (France)	435	8,421

Hitachi Kokusai Electric, Inc. (Japan)	900	18,767

InterXion Holding NV (Netherlands) †	440	15,431

Juniper Networks, Inc.	19,700	556,722

KDDI Corp. (Japan)	2,000	50,496

Liberty Global PLC Ser. C (United Kingdom) †	300	8,910

NICE, Ltd. (Israel)	336	23,048

Nippon Telegraph & Telephone Corp. (Japan)	3,600	151,329

NTT DoCoMo, Inc. (Japan)	3,300	75,044

Orange SA (France)	2,804	42,553

PCCW, Ltd. (Hong Kong)	7,000	3,772

Safaricom, Ltd. (Kenya)	53,797	10,052

SFR Group SA (France) †	700	19,736

Spark New Zealand, Ltd. (New Zealand)	5,073	11,995

Telecom Italia SpA RSP (Italy)	11,301	8,168

Telenor ASA (Norway)	3,771	56,224

Telstra Corp., Ltd. (Australia)	21,839	80,263

Verizon Communications, Inc.	27,921	1,490,423

Vodafone Group PLC (United Kingdom)	13,638	33,542

		2,822,964

6	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (53.0%)* cont.	Shares	Value

Conglomerates (0.2%)
Mitsubishi Corp. (Japan)	900	$19,124

Orkla ASA (Norway)	4,174	37,764

Siemens AG (Germany)	1,572	193,233

		250,121
Consumer cyclicals (7.9%)
Adidas AG (Germany)	118	18,649

Amazon.com, Inc. †	1,617	1,212,540

Aristocrat Leisure, Ltd. (Australia)	3,600	40,168

Asahi Glass Co., Ltd. (Japan)	2,000	13,588

Basso Industry Corp. (Taiwan)	7,000	20,210

Berkeley Group Holdings PLC (The) (United Kingdom)	154	5,323

Boral, Ltd. (Australia)	1,989	7,738

Carter’s, Inc.	3,200	276,448

CCC SA (Poland)	280	13,615

Christian Dior SE (France)	254	53,215

Cie Generale des Etablissements Michelin (France)	263	29,253

Clorox Co. (The)	2,900	348,058

Compass Group PLC (United Kingdom)	8,230	151,698

Continental AG (Germany)	47	9,149

Cox & Kings, Ltd. (India)	5,772	15,212

Criteo SA ADR (France) †	473	19,431

Dai Nippon Printing Co., Ltd. (Japan)	9,000	88,740

Daito Trust Construction Co., Ltd. (Japan)	200	30,038

Dalata Hotel Group PLC (Ireland) †	9,093	42,012

Discovery Communications, Inc. Class A † S	27,900	764,739

Electrolux AB Ser. B (Sweden)	1,451	36,026

Euronet Worldwide, Inc. †	1,000	72,430

Fiat Chrysler Automobiles NV (Italy)	6,572	59,695

Flight Centre Travel Group, Ltd. (Australia)	701	15,773

Fuji Heavy Industries, Ltd. (Japan)	1,100	44,744

Global Mediacom Tbk PT (Indonesia)	117,200	5,319

Global Payments, Inc.	700	48,587

Hakuhodo DY Holdings, Inc. (Japan)	1,000	12,291

Harvey Norman Holdings, Ltd. (Australia)	16,111	59,704

Hino Motors, Ltd. (Japan)	1,100	11,163

Home Depot, Inc. (The)	7,900	1,059,232

Howard Hughes Corp. (The) †	300	34,230

Hyatt Hotels Corp. Class A †	800	44,208

Industrivarden AB Class A (Sweden)	1,391	27,512

International Game Technology PLC	2,300	58,696

Interpublic Group of Cos., Inc. (The)	10,700	250,487

ITV PLC (United Kingdom)	8,545	21,660

John Wiley & Sons, Inc. Class A	600	32,700

KAR Auction Services, Inc.	4,400	187,528

Kia Motors Corp. (South Korea)	841	27,288

Kimberly-Clark Corp.	3,500	399,420

Kingfisher PLC (United Kingdom)	24,799	106,794

Lagardere SCA (France)	546	15,167

Lear Corp.	2,000	264,740

Liberty Interactive Corp. Class A †	3,200	63,936

Liberty SiriusXM Group Class A †	3,500	120,820

Lowe’s Cos., Inc.	10,000	711,200

Macy’s, Inc.	800	28,648

Madison Square Garden Co. (The) Class A †	200	34,302

Marks & Spencer Group PLC (United Kingdom)	7,885	33,950

Masco Corp.	13,400	423,708

Matahari Department Store Tbk PT (Indonesia)	11,300	12,614

COMMON STOCKS (53.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Mazda Motor Corp. (Japan)	2,400	$38,982

Namco Bandai Holdings, Inc. (Japan)	800	22,023

News Corp. Class A	9,600	110,016

Nintendo Co., Ltd. (Japan)	200	41,809

Nippon Television Holdings, Inc. (Japan) UR	1,300	23,563

Nissan Motor Co., Ltd. (Japan)	3,600	36,117

Owens Corning	2,900	149,524

Panasonic Corp. (Japan)	1,900	19,283

Pearson PLC (United Kingdom)	4,451	44,669

Peugeot SA (France) †	2,420	39,451

PVH Corp.	2,900	261,696

RELX NV (United Kingdom)	1,953	32,829

RELX PLC (United Kingdom)	1,721	30,606

Renault SA (France)	744	66,155

RR Donnelley & Sons Co.	1,433	23,387

RTL Group SA (Belgium)	476	34,889

Securitas AB Class B (Sweden)	2,367	37,226

ServiceMaster Global Holdings, Inc. †	3,100	116,777

Shimamura Co., Ltd. (Japan)	100	12,476

Sony Corp. (Japan)	1,000	27,791

Stanley Black & Decker, Inc.	1,200	137,628

Stroeer SE & Co. KGaA (Germany)	441	19,315

Suzuki Motor Corp. (Japan)	200	7,021

TABCORP Holdings, Ltd. (Australia)	19,294	66,940

Taylor Wimpey PLC (United Kingdom)	7,272	13,657

Thor Industries, Inc.	800	80,040

Toppan Printing Co., Ltd. (Japan)	2,000	19,060

TransUnion †	1,400	43,302

TUI AG (Germany)	1,090	15,574

Twenty-First Century Fox, Inc.	9,700	271,988

Urban Outfitters, Inc. †	2,900	82,592

Vail Resorts, Inc.	700	112,917

Valeo SA (France)	1,220	70,101

Vantiv, Inc. Class A †	3,400	202,708

Vista Outdoor, Inc. †	800	29,520

Visteon Corp.	1,900	152,646

Wal-Mart Stores, Inc.	16,400	1,133,568

William Hill PLC (United Kingdom)	4,284	15,269

Wolters Kluwer NV (Netherlands)	1,167	42,203

World Fuel Services Corp.	1,100	50,501

WPP PLC (United Kingdom)	8,161	182,445

Yamaha Motor Co., Ltd. (Japan)	400	8,776

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	7,500	27,148

		11,438,584
Consumer staples (4.5%)
ALSO Holding AG (Switzerland)	92	8,123

Altria Group, Inc.	15,000	1,014,300

Anheuser-Busch InBev SA/NV (Belgium)	623	65,793

Aryzta AG (Switzerland)	159	7,001

Asahi Group Holdings, Ltd. (Japan)	1,100	34,683

Ashtead Group PLC (United Kingdom)	4,182	81,020

Associated British Foods PLC (United Kingdom)	1,001	33,830

B2W Cia Digital (Brazil) †	3,000	9,402

British American Tobacco PLC (United Kingdom)	2,455	139,392

Bunzl PLC (United Kingdom)	561	14,517

Coca-Cola Amatil, Ltd. (Australia)	14,686	107,101

ConAgra Foods, Inc.	700	27,685

Putnam VT Global Asset Allocation Fund	7

COMMON STOCKS (53.0%)* cont.	Shares	Value

Consumer staples cont.
Darden Restaurants, Inc. S	400	$29,088

Delivery Hero Holding GmbH (acquired 06/12/15,
cost $15,404) (Private) (Germany) † F	2	12,967

Diageo PLC (United Kingdom)	1,430	36,996

Dr. Pepper Snapple Group, Inc.	3,900	353,613

Estee Lauder Cos., Inc. (The) Class A	4,000	305,960

Heineken NV (Netherlands)	386	28,913

Henkel AG & Co. KGaA (Preference) (Germany)	234	27,906

Hershey Co. (The)	3,700	382,691

Imperial Brands PLC (United Kingdom)	1,695	73,735

Ingredion, Inc.	1,200	149,952

ITOCHU Corp. (Japan)	2,900	38,438

J Sainsbury PLC (United Kingdom)	9,237	28,301

Jardine Cycle & Carriage, Ltd. (Singapore)	600	16,984

JM Smucker Co. (The)	1,900	243,314

Kao Corp. (Japan)	400	18,925

Kerry Group PLC Class A (Ireland)	646	46,194

Koninklijke Ahold Delhaize NV (Netherlands)	8,691	182,926

Marine Harvest ASA (Norway)	633	11,415

McDonald’s Corp.	4,600	559,912

MEIJI Holdings Co., Ltd. (Japan)	200	15,690

METRO AG (Germany)	1,010	33,518

Nestle SA (Switzerland)	1,333	95,611

Nomad Foods, Ltd. (United Kingdom) †	1,225	11,723

PepsiCo, Inc.	8,900	931,207

Philip Morris International, Inc.	216	19,762

Pool Corp.	700	73,038

Reckitt Benckiser Group PLC (United Kingdom)	552	46,663

Recruit Holdings Co., Ltd. (Japan)	200	8,009

Seven & i Holdings Co., Ltd. (Japan)	200	7,611

Shiseido Co., Ltd. (Japan)	200	5,052

SMS Co., Ltd. (Japan)	700	15,498

Starbucks Corp.	11,600	644,032

Sysco Corp.	6,500	359,905

Tate & Lyle PLC (United Kingdom)	6,122	53,317

Unilever PLC (United Kingdom)	100	4,045

WH Group, Ltd. (Hong Kong)	61,500	49,517

WM Morrison Supermarkets PLC (United Kingdom)	14,559	41,361

Wolseley PLC (United Kingdom)	171	10,447

X5 Retail Group NV GDR (Russia) †	615	19,963

		6,537,046
Energy (3.8%)
Baker Hughes, Inc.	11,900	773,143

BP PLC (United Kingdom)	6,561	40,767

Caltex Australia, Ltd. (Australia)	597	13,107

Cenovus Energy, Inc. (Canada)	1,337	20,229

Cheniere Energy, Inc. †	399	16,531

Chevron Corp.	7,200	847,440

EnCana Corp. (Canada)	2,107	24,732

EOG Resources, Inc.	162	16,378

Exxon Mobil Corp.	15,904	1,435,495

Halcon Resources Corp. †	899	8,397

Milagro Oil & Gas, Inc. (Units) F	15	1,215

Nabors Industries, Ltd.	16,500	270,600

Neste OYJ (Finland)	461	17,697

Occidental Petroleum Corp.	1,800	128,214

OMV AG (Austria)	3,113	109,661

COMMON STOCKS (53.0%)* cont.	Shares	Value

Energy cont.
Patterson-UTI Energy, Inc.	5,100	$137,292

QEP Resources, Inc. †	10,600	195,146

Repsol SA (Spain)	5,219	73,408

Rowan Cos. PLC Class A †	8,500	160,565

Royal Dutch Shell PLC Class A (United Kingdom)	1,828	50,370

Royal Dutch Shell PLC Class A
(Amsterdam Exchange) (United Kingdom)	841	22,860

Royal Dutch Shell PLC Class B (United Kingdom)	3,013	85,978

SandRidge Energy, Inc. †	191	4,498

Schlumberger, Ltd.	7,300	612,835

Suncor Energy, Inc. (Canada)	704	23,018

Superior Energy Services, Inc.	7,700	129,976

Total SA (France)	4,117	210,164

Vestas Wind Systems A/S (Denmark)	959	62,327

Woodside Petroleum, Ltd. (Australia)	1,699	38,132

		5,530,175
Financials (10.5%)
3i Group PLC (United Kingdom)	15,085	131,043

Admiral Group PLC (United Kingdom)	867	19,442

AerCap Holdings NV (Ireland) †	400	16,644

Aflac, Inc.	4,100	285,360

Ageas (Belgium)	887	35,103

AGNC Investment Corp. R	10,500	190,365

AIA Group, Ltd. (Hong Kong)	7,600	42,532

Allianz SE (Germany)	927	153,236

Allied World Assurance Co. Holdings AG	1,900	102,049

Allstate Corp. (The)	8,100	600,372

Ally Financial, Inc.	6,900	131,238

Ameriprise Financial, Inc.	3,300	366,102

Annaly Capital Management, Inc. R	22,600	225,322

Aspen Insurance Holdings, Ltd.	1,100	60,500

Australia & New Zealand Banking Group, Ltd.
(Australia)	2,273	49,760

AXA SA (France)	4,481	113,073

Banco Macro SA ADR (Argentina)	147	9,459

Banco Santander SA (Spain)	18,356	95,823

Bank of Ireland (Ireland) †	35,826	8,811

Bank of New York Mellon Corp. (The)	8,200	388,516

Barratt Developments PLC (United Kingdom)	3,304	18,797

BNP Paribas SA (France)	2,471	157,406

Brandywine Realty Trust R	5,400	89,154

Brixmor Property Group, Inc. R	3,600	87,912

Broadridge Financial Solutions, Inc.	1,400	92,820

Camden Property Trust R	1,400	117,698

Capital One Financial Corp.	1,000	87,240

CBRE Group, Inc. Class A †	3,000	94,470

Challenger, Ltd. (Australia)	6,999	56,591

Chimera Investment Corp. R	5,900	100,418

Chubb, Ltd.	120	15,854

Citigroup, Inc.	25,600	1,521,408

Concordia Financial Group, Ltd. (Japan)	7,700	36,928

CoreLogic, Inc. †	2,000	73,660

Corporate Office Properties Trust R	1,800	56,196

Credicorp, Ltd. (Peru)	103	16,260

Credit Agricole SA (France)	319	3,955

Credit Suisse Group AG (Switzerland)	474	6,768

Daiwa Securities Group, Inc. (Japan)	2,000	12,286

Danske Bank A/S (Denmark)	342	10,373

8	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (53.0%)* cont.	Shares	Value

Financials cont.
DGB Financial Group, Inc. (South Korea)	3,256	$26,307

DNB ASA (Norway)	543	8,075

Duke Realty Corp. R	6,500	172,640

E*Trade Financial Corp. †	11,800	408,870

Equity Commonwealth † R	1,500	45,360

Equity Lifestyle Properties, Inc. R	1,000	72,100

Equity Residential Trust R	5,800	373,288

Eurazeo SA (France)	144	8,423

Euronext NV 144A (France)	288	11,878

Extra Space Storage, Inc. R	400	30,896

Foxtons Group PLC (United Kingdom)	10,158	12,757

Fukuoka Financial Group, Inc. (Japan)	6,000	26,561

Hartford Financial Services Group, Inc. (The)	7,300	347,845

Hibernia REIT PLC (Ireland) R	26,475	34,409

Highwoods Properties, Inc. R	1,500	76,515

HomeServe PLC (United Kingdom)	1,026	7,786

Housing Development Finance Corp., Ltd.
(HDFC) (India)	1,037	19,277

HSBC Holdings PLC (United Kingdom)	11,440	92,500

Iida Group Holdings Co., Ltd. (Japan)	1,300	24,611

Industrial Bank of Korea (South Korea)	428	4,493

ING Groep NV GDR (Netherlands)	4,299	60,499

Insurance Australia Group, Ltd. (Australia)	2,693	11,606

Investor AB Class B (Sweden)	3,137	117,229

Japan Hotel REIT Investment Corp (Japan) R	7	4,701

JPMorgan Chase & Co.	22,243	1,919,348

Kennedy-Wilson Holdings, Inc.	1,066	21,853

Kerry Properties, Ltd. (Hong Kong)	11,000	29,640

Legal & General Group PLC (United Kingdom)	2,606	7,937

Lincoln National Corp.	6,800	450,636

Lloyds Banking Group PLC (United Kingdom)	6,044	4,648

Macerich Co. (The) R	1,500	106,260

Macquarie Group, Ltd. (Australia)	248	15,633

Mapfre SA (Spain)	8,310	25,358

MFA Financial, Inc. R	4,000	30,520

Mid-America Apartment Communities, Inc. R	1,600	156,672

Mitsubishi UFJ Financial Group, Inc. (Japan)	19,600	120,500

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	9,900	51,009

Mitsui Fudosan Co., Ltd. (Japan)	2,000	46,151

Mizuho Financial Group, Inc. (Japan)	83,600	149,668

Morgan Stanley	27,500	1,161,875

Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen (Germany)	94	17,778

Natixis SA (France)	1,535	8,655

New World Development Co., Ltd. (Hong Kong)	49,000	51,361

NN Group NV (Netherlands)	1,826	61,833

Nomura Real Estate Holdings, Inc. (Japan)	1,100	18,672

ORIX Corp. (Japan)	7,100	109,997

Partners Group Holding AG (Switzerland)	79	36,972

Permanent TSB Group Holdings PLC (Ireland) †	5,722	16,595

Persimmon PLC (United Kingdom)	1,304	28,455

Popular, Inc. (Puerto Rico)	3,500	153,370

Prudential Financial, Inc.	2,400	249,744

Prudential PLC (United Kingdom)	2,868	57,206

Quality Care Properties, Inc. † R	3,100	48,050

Regions Financial Corp.	19,600	281,456

Reinsurance Group of America, Inc.	900	113,247

COMMON STOCKS (53.0%)* cont.	Shares	Value

Financials cont.
Relo Group, Inc. (Japan)	200	$28,560

Resona Holdings, Inc. (Japan)	14,000	72,055

Retail Properties of America, Inc. Class A R	2,400	36,792

SCOR SE (France)	375	12,955

Sekisui Chemical Co., Ltd. (Japan)	2,100	33,421

Senior Housing Properties Trust R	3,600	68,148

Shriram Transport Finance Co., Ltd. (India)	1,118	13,979

Skandinaviska Enskilda Banken AB (Sweden)	930	9,753

Societe Generale SA (France)	3,225	158,317

Spirit Realty Capital, Inc. R	15,100	163,986

Starwood Property Trust, Inc. R	7,400	162,430

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,800	144,058

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	200	7,106

Sumitomo Warehouse Co., Ltd. (The) (Japan)	1,000	5,275

Sun Hung Kai Properties, Ltd. (Hong Kong)	1,000	12,520

Surya Semesta Internusa Tbk PT (Indonesia)	189,800	6,114

Swedbank AB Class A (Sweden)	417	10,079

Swiss Life Holding AG (Switzerland)	231	65,359

Swiss Re AG (Switzerland)	1,409	133,490

Synchrony Financial	6,900	250,263

UBS Group AG (Switzerland)	1,452	22,731

VEREIT, Inc. R	14,200	120,132

Viva Energy REIT (Australia) † R	687	1,192

Voya Financial, Inc.	6,500	254,930

Weingarten Realty Investors R	900	32,211

Wharf Holdings, Ltd. (The) (Hong Kong)	3,000	19,715

Wheelock and Co., Ltd. (Hong Kong)	11,000	61,746

Woori Bank (South Korea)	1,069	11,263

WP Carey, Inc. R	800	47,272

Zurich Insurance Group AG (Switzerland)	91	24,994

		15,221,515
Health care (6.6%)
Actelion, Ltd. (Switzerland)	75	16,211

AIN Holdings, Inc. (Japan)	200	13,220

Alfresa Holdings Corp. (Japan)	500	8,243

Allergan PLC †	756	158,768

AmerisourceBergen Corp.	9,100	711,529

Amgen, Inc.	6,000	877,260

Astellas Pharma, Inc. (Japan)	8,300	115,048

AstraZeneca PLC (United Kingdom)	1,365	74,028

Bayer AG (Germany)	891	92,954

Biogen, Inc. †	1,000	283,580

Bruker Corp.	2,500	52,950

C.R. Bard, Inc.	2,100	471,786

Cardinal Health, Inc.	1,600	115,152

Celgene Corp. †	1,700	196,775

Charles River Laboratories International, Inc. †	1,900	144,761

Clinigen Group PLC (United Kingdom)	2,886	25,178

Cochlear, Ltd. (Australia)	350	30,898

Eli Lilly & Co.	2,800	205,940

Fresenius SE & Co. KGaA (Germany)	299	23,356

Gilead Sciences, Inc.	3,800	272,118

GlaxoSmithKline PLC (United Kingdom)	9,218	176,038

Hologic, Inc. †	7,300	292,876

Johnson & Johnson	12,600	1,451,646

Lonza Group AG (Switzerland)	215	37,170

McKesson Corp.	2,400	337,080

Putnam VT Global Asset Allocation Fund	9

COMMON STOCKS (53.0%)* cont.	Shares	Value

Health care cont.
Medipal Holdings Corp. (Japan)	2,200	$34,540

Mitsubishi Tanabe Pharma Corp. (Japan)	900	17,630

Novartis AG (Switzerland)	2,284	166,135

Novo Nordisk A/S Class B (Denmark)	124	4,454

Pfizer, Inc.	25,500	828,240

Roche Holding AG (Switzerland)	601	136,940

Sanofi (France)	2,353	190,301

Shionogi & Co., Ltd. (Japan)	200	9,543

Shire PLC (United Kingdom)	1,119	63,409

Sonic Healthcare, Ltd. (Australia)	3,394	52,379

Taro Pharmaceutical Industries, Ltd. (Israel) †	108	11,369

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	990	35,888

UnitedHealth Group, Inc.	7,700	1,232,308

VCA, Inc. †	1,500	102,975

WellCare Health Plans, Inc. †	1,400	191,912

Zoetis, Inc.	4,500	240,885

		9,503,473
Technology (9.4%)
Adobe Systems, Inc. †	5,500	566,225

Agilent Technologies, Inc.	9,000	410,040

Alibaba Group Holding, Ltd. ADR (China) † S	318	27,924

Alphabet, Inc. Class A †	2,491	1,973,993

Amadeus IT Holding SA Class A (Spain)	1,993	90,541

Amdocs, Ltd.	5,100	297,075

Apple, Inc.	11,904	1,378,721

Applied Materials, Inc.	23,700	764,799

AtoS SE (France)	698	73,634

Brocade Communications Systems, Inc.	15,300	191,097

Cisco Systems, Inc.	14,800	447,256

CompuGroup Medical SE (Germany)	704	28,859

Computer Sciences Corp.	7,100	421,882

CSRA, Inc.	2,700	85,968

Dell Technologies, Inc. - VMware, Inc. Class V †	2,900	159,413

eBay, Inc. †	17,710	525,810

Facebook, Inc. Class A †	6,507	748,630

Fujitsu, Ltd. (Japan)	1,000	5,539

Hoya Corp. (Japan)	400	16,765

HP, Inc.	25,700	381,388

Infineon Technologies AG (Germany)	1,088	18,857

Instructure, Inc. †	475	9,286

Internet Initiative Japan, Inc. (Japan)	500	7,536

Intuit, Inc.	1,200	137,532

L-3 Communications Holdings, Inc.	4,600	699,706

Lenovo Group, Ltd. (China)	12,000	7,227

LG Display Co., Ltd. (South Korea)	322	8,313

Maxim Integrated Products, Inc.	8,900	343,273

Microsoft Corp.	32,011	1,989,164

Mixi, Inc. (Japan)	500	18,213

Motorola Solutions, Inc.	1,900	157,491

Murata Manufacturing Co., Ltd. (Japan)	300	39,950

NCR Corp. †	3,400	137,904

Nokia OYJ (Finland)	8,585	41,165

Nuance Communications, Inc. †	6,200	92,380

NVIDIA Corp. S	7,100	757,854

NXP Semiconductor NV †	103	10,095

RIB Software AG (Germany) S	1,417	18,541

Samsung Electronics Co., Ltd. (South Korea)	56	82,743

COMMON STOCKS (53.0%)* cont.	Shares	Value

Technology cont.
Sartorius AG (Preference) (Germany)	264	$19,547

SCREEN Holdings Co., Ltd. (Japan)	100	6,186

ServiceNow, Inc. †	194	14,422

Sodick Co., Ltd. (Japan)	800	6,597

SoftBank Corp. (Japan)	400	26,407

Taiwan Semiconductor Manufacturing Co., Ltd.
(Taiwan)	6,000	33,600

Tencent Holdings, Ltd. (China)	1,400	33,978

Tokyo Electron, Ltd. (Japan)	500	47,139

Xerox Corp.	26,400	230,472

		13,591,137
Transportation (1.3%)
A. P. Moeller-Maersck A/S (Denmark)	30	47,733

Aena SA (Spain)	104	14,189

Air Canada (Canada) †	1,095	11,149

ANA Holdings, Inc. (Japan)	15,000	40,346

Central Japan Railway Co. (Japan)	700	114,971

ComfortDelgro Corp., Ltd. (Singapore)	3,900	6,625

Delta Air Lines, Inc. S	11,100	546,009

Deutsche Post AG (Germany)	3,857	126,657

easyJet PLC (United Kingdom)	477	5,900

Japan Airlines Co., Ltd. (Japan)	800	23,345

Qantas Airways, Ltd. (Australia)	12,265	29,389

Royal Mail PLC (United Kingdom)	12,944	73,649

United Parcel Service, Inc. Class B	6,400	733,696

Yangzijiang Shipbuilding Holdings, Ltd. (China)	88,600	49,578

		1,823,236
Utilities and power (1.9%)
American Electric Power Co., Inc.	2,000	125,920

Centrica PLC (United Kingdom)	13,858	39,926

China Water Affairs Group, Ltd. (China)	18,000	11,758

Chubu Electric Power Co., Inc. (Japan)	2,500	34,874

CLP Holdings, Ltd. (Hong Kong)	7,000	63,961

Concord New Energy Group, Ltd. (China)	120,000	6,239

E.ON SE (Germany)	7,728	53,901

Edison International	4,100	295,159

Endesa SA (Spain)	2,591	54,863

Enel SpA (Italy)	25,366	111,626

Entergy Corp.	10,700	786,129

Gas Natural SDG SA (Spain)	399	7,517

Iberdrola SA (Spain)	2,719	17,830

NiSource, Inc.	6,300	139,482

PPL Corp.	8,500	289,425

RWE AG (Germany) †	2,367	29,437

SSE PLC (United Kingdom)	739	14,127

Texas Competitive Electric Holdings Co., Inc.
(Rights) F	1,922	2,499

Toho Gas Co., Ltd. (Japan)	5,000	40,608

Tohoku Electric Power Co., Inc. (Japan)	2,400	30,283

Tokyo Electric Power Company Holdings, Inc.
(Japan) †	2,300	9,270

Tokyo Gas Co., Ltd. (Japan)	4,000	18,057

UGI Corp.	9,200	423,936

Vectren Corp.	900	46,935

Veolia Environnement SA (France)	1,714	29,137

Vistra Energy Corp.	1,922	29,791

		2,712,690

Total common stocks (cost $67,087,613)		$76,584,786

10	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (17.4%)*	Principal amount	Value

Basic materials (1.2%)
A Schulman, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.875%, 6/1/23	$20,000	$20,900

Agrium, Inc. sr. unsec. unsub. notes 5.25%,
1/15/45 (Canada)	20,000	20,828

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9.375%, 6/1/19	15,000	16,050

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	5,000	4,838

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	27,000	31,590

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	10,000	10,950

Archer-Daniels-Midland Co. sr. unsec.
notes 5.45%, 3/15/18	102,000	106,842

Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	20,000	21,338

Blue Cube Spinco, Inc. company
guaranty sr. unsec. unsub. notes 9.75%, 10/15/23	20,000	23,800

BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	20,000	19,950

Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	25,000	24,813

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10.75%, 8/15/23	30,000	34,425

Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	15,000	15,075

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5.875%, 6/15/21
(Germany)	20,000	22,210

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	28,000	29,295

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	10,000	9,850

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 6.625%, 5/15/23	15,000	14,850

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	15,000	14,325

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	7,000	7,210

E. I. du Pont de Nemours & Co. sr. unsec.
notes 3.625%, 1/15/21	95,000	98,694

Eastman Chemical Co. sr. unsec. notes 3.80%,
3/15/25	35,000	35,240

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.00%, 2/15/21
(Canada)	20,000	19,900

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.75%, 2/15/20
(Canada)	10,000	9,975

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 2/1/22
(Indonesia)	14,000	14,385

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23
(Indonesia)	20,000	21,000

GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9.50%, 2/1/23	30,000	34,425

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	94,000	96,115

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	64,000	62,720

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Basic materials cont.
Grinding Media, Inc./MC Grinding Media
Canada, Inc. 144A sr. sub. notes 7.375%,
12/15/23	$5,000	$5,253

HD Supply, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 4/15/24	10,000	10,557

HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	10,000	10,394

Huntsman International, LLC company
guaranty sr. unsec. notes 5.125%, 11/15/22	5,000	5,100

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4.875%,
11/15/20	20,000	20,725

Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	15,000	16,500

Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 10.50%, 4/15/23	20,000	22,550

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	15,000	14,550

Lubrizol Corp. (The) sr. unsec. notes 8.875%,
2/1/19	50,000	57,021

LyondellBasell Industries NV sr. unsec.
unsub. notes 4.625%, 2/26/55	30,000	27,877

Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	15,000	15,750

Methanex Corp. sr. unsec. unsub. notes 5.65%,
12/1/44 (Canada)	45,000	39,478

Methanex Corp. sr. unsec. unsub. notes 3.25%,
12/15/19 (Canada)	6,000	5,867

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 4/15/20 (Canada)	25,000	25,625

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	10,000	10,250

Norbord, Inc. 144A company
guaranty sr. notes 6.25%, 4/15/23 (Canada)	25,000	26,000

Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	20,000	20,200

Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	10,000	10,550

Packaging Corp. of America sr. unsec.
unsub. notes 4.50%, 11/1/23	45,000	47,564

Platform Specialty Products Corp. 144A sr. unsec.
notes 10.375%, 5/1/21	5,000	5,538

PQ Corp. 144A company guaranty sr. notes 6.75%,
11/15/22	5,000	5,350

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. unsub. notes 9.00%, 5/1/19
(Australia)	25,000	28,826

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6.875%, 7/15/33	10,000	10,175

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6.50%, 12/1/20	9,000	10,144

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 5.25%, 4/1/23	14,000	14,560

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 5.125%, 12/1/24	5,000	5,138

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 4.875%, 12/1/22	5,000	5,138

Sealed Air Corp. 144A sr. unsec. bonds 5.50%,
9/15/25	5,000	5,163

Putnam VT Global Asset Allocation Fund	11

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Basic materials cont.
Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	$15,000	$17,400

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 8/15/22	18,000	18,765

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	20,000	21,200

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.25%, 4/15/23	3,000	3,143

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%,
12/15/26	5,000	4,981

Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 4.75%, 1/15/22 (Canada)	5,000	5,013

Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	5,000	4,725

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8.50%, 6/1/24 (Canada)	5,000	5,756

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8.00%, 6/1/21 (Canada)	5,000	5,475

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7.625%, 10/15/21	25,000	23,750

Tronox Finance, LLC company guaranty sr. unsec.
notes 6.375%, 8/15/20	5,000	4,675

Tronox Finance, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/22	5,000	4,663

U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	15,000	15,863

Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/23	15,000	15,488

USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25	10,000	10,275

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	10,000	8,900

Westlake Chemical Corp. 144A company
guaranty sr. unsec. unsub. bonds 3.60%, 8/15/26	45,000	43,014

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	35,000	45,692

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	13,160

WestRock RKT Co. company guaranty sr. unsec.
unsub. notes 4.45%, 3/1/19	38,000	39,649

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	60,000	75,982

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	20,000	21,000

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	15,000	16,800

		1,748,805
Capital goods (0.7%)
Advanced Disposal Services, Inc. 144A sr. unsec.
notes 5.625%, 11/15/24	25,000	24,875

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7.75%, 11/15/19	17,000	18,806

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.375%, 9/15/24	10,000	9,825

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.00%, 3/15/22	15,000	15,000

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	10,000	10,350

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.50%, 9/1/22	10,000	10,300

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Capital goods cont.
Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.25%, 7/15/24	$10,000	$10,050

Berry Plastics Corp. company
guaranty notes 6.00%, 10/15/22	5,000	5,288

Berry Plastics Corp. company
guaranty notes 5.50%, 5/15/22	10,000	10,400

Berry Plastics Corp. company
guaranty unsub. notes 5.125%, 7/15/23	10,000	10,175

Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	15,000	15,863

Bombardier, Inc. 144A sr. unsec.
unsub. notes 4.75%, 4/15/19 (Canada)	5,000	5,025

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	45,000	49,289

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6.00%, 10/15/17
(Luxembourg)	130,000	134,631

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	10,000	11,200

Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6.00%, 7/15/22	15,000	14,644

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	30,000	29,517

Honeywell International, Inc. sr. unsec.
unsub. notes 5.375%, 3/1/41	55,000	66,949

Honeywell International, Inc. sr. unsec.
unsub. notes 4.25%, 3/1/21	40,000	43,210

Johnson Controls International PLC sr. unsec.
bonds 4.95%, 7/2/64	65,000	60,616

KLX, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/1/22	30,000	30,900

L-3 Communications Corp. company
guaranty sr. unsec. bonds 3.85%, 12/15/26	10,000	9,940

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	114,000	147,289

Manitowoc Foodservice, Inc. sr. unsec.
notes 9.50%, 2/15/24	30,000	34,575

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	30,000	29,325

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 3/15/35	27,000	28,564

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 3.50%, 3/15/25	27,000	27,802

Moog, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 12/1/22	20,000	20,400

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	25,000	25,500

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/22	15,000	15,600

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	20,000	22,509

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. FRN 4.38%, 7/15/21	30,000	30,675

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes 7.00%,
7/15/24	15,000	15,947

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24	15,000	15,492

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/26	5,000	4,906

12	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec.
notes 6.00%, 5/15/21	$9,000	$9,203

TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8.75%, 7/15/23	25,000	26,125

TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6.50%, 7/15/24	8,000	8,370

TransDigm, Inc. 144A company guaranty sr. unsec.
sub. bonds 6.375%, 6/15/26	10,000	10,270

		1,069,405
Communication services (1.5%)
American Tower Corp. sr. unsec. bonds 3.125%,
1/15/27 R	20,000	18,453

American Tower Corp. sr. unsec. notes 4.00%,
6/1/25 R	100,000	100,255

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	77,000	72,951

Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	7,000	7,683

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6.625%,
1/31/22	13,000	13,471

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5.25%, 9/30/22	7,000	7,263

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	15,000	15,300

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24	25,000	26,688

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	5,000	5,175

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23	5,000	5,150

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%,
12/1/23	14,000	14,315

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%,
4/1/20	4,000	4,230

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	15,000	15,263

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	15,000	15,263

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	17,000	19,653

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	8,000	8,431

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6.50%, 1/15/17	55,000	55,077

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95%, 8/15/37	64,000	87,290

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	17,000	21,854

Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.375%, 2/15/25	35,000	35,369

Crown Castle International Corp. sr. unsec.
notes 5.25%, 1/15/23 R	45,000	48,431

Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	7,000	7,473

Crown Castle International Corp. sr. unsec.
unsub. bonds 3.70%, 6/15/26 R	35,000	34,365

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	15,000	15,973

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	$78,000	$76,245

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	26,000	27,950

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30
(Netherlands)	73,000	107,318

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	15,000	15,435

Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	10,000	10,325

Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	25,000	26,283

Frontier Communications Corp. sr. unsec.
notes 8.875%, 9/15/20	5,000	5,325

Frontier Communications Corp. sr. unsec.
unsub. notes 7.625%, 4/15/24	4,000	3,580

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	12,000	9,150

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)	5,000	1,638

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8.125%, 6/1/23
(Luxembourg)	8,000	2,500

Koninklijke KPN NV sr. unsec.
unsub. bonds 8.375%, 10/1/30 (Netherlands)	30,000	40,056

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5.75%, 12/1/22	5,000	5,138

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/24	5,000	5,050

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 8/15/22	5,000	5,163

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21
(France)	46,000	48,572

Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	3,000	3,109

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	85,000	83,061

Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	85,000	83,938

Sprint Communications, Inc. sr. unsec.
notes 7.00%, 8/15/20	5,000	5,294

Sprint Communications, Inc. sr. unsec.
unsub. notes 8.375%, 8/15/17	17,000	17,638

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 11/15/18	15,000	16,538

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	48,000	51,240

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	17,000	18,063

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/23	13,000	13,764

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	10,000	10,688

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.25%, 4/1/21	20,000	20,775

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.00%, 3/1/23	5,000	5,281

Putnam VT Global Asset Allocation Fund	13

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836%, 4/28/23	$3,000	$3,206

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633%, 4/28/21	7,000	7,306

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 1/15/22	17,000	17,935

TCI Communications, Inc. sr. unsec.
unsub. notes 7.125%, 2/15/28	65,000	85,965

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.40%, 9/15/33	8,000	9,652

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	215,000	206,166

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.40%, 11/1/34	65,000	64,154

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8.00%, 6/1/22	45,000	54,253

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	20,000	20,525

Vodafone Group PLC sr. unsec. unsub. notes 1.25%,
9/26/17 (United Kingdom)	225,000	224,583

West Corp. 144A company guaranty sr. unsec.
sub. notes 5.375%, 7/15/22	25,000	24,125

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10.25%, 7/15/19	19,000	20,045

Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23	20,000	17,850

		2,130,258
Conglomerates (0.1%)
General Electric Capital Corp. company
guaranty sr. unsec. unsub. notes Ser. MTN,
5.40%, 2/15/17	129,000	129,629

		129,629
Consumer cyclicals (2.4%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	50,000	61,558

21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. notes 7.75%, 12/1/45	150,000	208,011

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	128,000	128,049

AMC Entertainment Holdings, Inc. 144A sr. unsec.
sub. bonds 5.875%, 11/15/26	5,000	5,119

AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 2/15/22	10,000	10,463

AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	10,000	10,225

American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23	15,000	15,450

American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10.25%, 3/1/22	20,000	19,187

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	64,000	68,959

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8.00%, 6/15/21	14,000	6,720

Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6.875%, 5/15/23	10,000	10,750

Boyd Gaming Corp. 144A company
guaranty sr. unsec. unsub. bonds 6.375%, 4/1/26	5,000	5,385

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6.50%,
12/15/20 (Canada)	33,000	33,743

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. 144A company guaranty sr.
unsec. notes 6.125%, 7/1/22 (Canada)	$10,000	$10,029

Caesars Growth Properties Holdings, LLC/Caesars
Growth Properties Finance, Inc. company
guaranty notes 9.375%, 5/1/22	20,000	21,562

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 12/15/21	24,000	25,860

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/24	5,000	5,075

CBS Corp. company guaranty sr. unsec.
debs. 7.875%, 7/30/30	33,000	44,636

CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	34,000	31,538

CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24	5,000	5,250

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9.125%, 5/1/19	10,000	10,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5.25%, 3/15/21	13,000	13,423

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	3,000	3,090

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	4,000	4,050

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7.625%, 3/15/20	20,000	19,900

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22	29,000	29,653

Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	25,000	25,000

Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24	10,000	9,725

Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	75,000	74,012

Dollar Tree, Inc. company guaranty sr. unsec.
unsub. notes 5.75%, 3/1/23	5,000	5,288

Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23	15,000	15,900

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95%, 8/15/20	90,000	98,376

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 2/15/26	25,000	25,790

Ford Motor Co. sr. unsec. unsub. bonds 7.70%,
5/15/97	24,000	26,772

Ford Motor Co. sr. unsec. unsub. notes 9.98%,
2/15/47	25,000	36,830

Ford Motor Co. sr. unsec. unsub. notes 7.45%,
7/16/31	35,000	43,927

Ford Motor Co. sr. unsec. unsub. notes 7.40%,
11/1/46	40,000	52,276

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 8.125%, 1/15/20	140,000	161,111

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	35,000	33,737

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	45,000	43,268

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 3.00%, 9/25/17	39,000	39,366

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	22,000	21,824

14	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.00%, 1/15/25		$10,000	$9,756

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45%, 4/10/22		123,000	121,639

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4.875%, 11/1/20		17,000	17,850

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26		5,000	5,215

Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26		20,000	19,850

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6.625%, 7/25/22
(Canada) CAD 27,000	CAD	27,000	21,115

Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		$10,000	9,700

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24		5,000	4,850

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15%, 2/1/23		40,000	51,298

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R		31,000	34,520

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R		44,000	47,593

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6.875%, 10/1/21		30,000	31,614

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%,
3/15/26		55,000	57,920

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3.375%, 7/15/23		15,000	14,778

iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19		20,000	16,350

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5.875%, 3/15/21		7,000	7,245

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22		30,000	30,525

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21		25,000	25,313

JC Penney Corp., Inc. company guaranty sr. unsec.
bonds 8.125%, 10/1/19		10,000	10,800

JC Penney Corp., Inc. company guaranty sr. unsec.
unsub. notes 5.65%, 6/1/20		25,000	24,656

JC Penney Corp., Inc. 144A company
guaranty sr. notes 5.875%, 7/1/23		5,000	5,156

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡		15,000	14,288

L Brands, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/21		13,000	14,641

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/22		7,000	7,481

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5.875%, 2/1/22		14,000	14,420

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5.375%, 1/15/24		15,000	15,525

Lear Corp. company guaranty sr. unsec.
unsub. notes 5.375%, 3/15/24		20,000	20,925

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/15/22		7,000	7,175

Lions Gate Entertainment Corp. 144A sr. unsec.
unsub. notes 5.875%, 11/1/24		15,000	15,188

Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24		5,000	5,013

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23	$25,000	$25,813

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	5,000	5,063

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	20,000	20,300

MGM Resorts International company
guaranty sr. unsec. notes 6.75%, 10/1/20	35,000	38,938

MGM Resorts International company
guaranty sr. unsec. notes 5.25%, 3/31/20	5,000	5,288

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%, 2/1/19	10,000	11,238

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%,
12/15/21	15,000	16,688

Navistar International Corp. company
guaranty sr. unsec. notes 8.25%, 11/1/21	9,000	9,113

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	20,000	17,825

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%,
10/15/21 ‡‡	25,000	17,688

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	10,000	7,425

Nexstar Escrow Corp. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	15,000	14,888

Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. sub. notes 5.50%, 10/1/21
(Luxembourg)	5,000	5,194

Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	10,000	10,188

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85%, 6/15/23	20,000	20,562

O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55%, 3/15/26	20,000	19,869

Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	85,000	84,122

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	10,000	10,475

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	7,000	7,280

Penn National Gaming, Inc. sr. unsec.
sub. notes 5.875%, 11/1/21	23,000	23,978

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	14,000	14,420

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	10,000	9,875

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	10,000	9,975

Priceline Group, Inc. (The) sr. unsec.
notes 3.65%, 3/15/25	46,000	45,872

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	20,000	22,200

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 3/1/26	25,000	24,813

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	24,000	24,420

Putnam VT Global Asset Allocation Fund	15

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ritchie Bros Auctioneers, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 1/15/25
(Canada)	$5,000	$5,100

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21	20,000	20,400

S&P Global, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 1/22/27	40,000	37,400

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	15,000	15,300

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22	55,000	54,725

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 9/1/20	5,000	4,250

Scientific Games International, Inc. 144A company
guaranty sr. notes 7.00%, 1/1/22	15,000	16,088

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	35,000	35,788

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	10,000	10,463

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5.25%, 1/15/21	27,000	27,608

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5.75%, 7/15/25	10,000	10,375

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24	10,000	10,550

Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	25,000	25,688

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6.375%,
6/1/21	12,000	11,970

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 4/15/21	7,000	7,175

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/1/24	7,000	7,018

Tempur Sealy International, Inc. company
guaranty sr. unsec. unsub. bonds 5.50%, 6/15/26	10,000	10,050

Tiffany & Co. sr. unsec. unsub. notes 4.90%,
10/1/44	55,000	51,286

Time Warner, Inc. company guaranty sr. unsec.
unsub. bonds 2.95%, 7/15/26	41,000	38,192

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	5,000	4,775

Tribune Media Co. company guaranty sr. unsec.
notes 5.875%, 7/15/22	10,000	10,163

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.50%, 3/1/21	4,000	4,180

Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	15,000	14,344

Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	70,000	72,882

Vulcan Materials Co. sr. unsec.
unsub. notes 4.50%, 4/1/25	10,000	10,468

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6.50%, 8/15/37	67,000	90,799

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 5.00%, 10/25/40	10,000	11,509

Walt Disney Co. (The) sr. unsec. notes 2.75%,
8/16/21	30,000	30,472

Walt Disney Co. (The) sr. unsec.
unsub. notes 4.375%, 8/16/41	10,000	10,538

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
WMG Acquisition Corp. 144A company
guaranty sr. notes 5.00%, 8/1/23	$10,000	$10,050

Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	10,000	9,625

Wyndham Worldwide Corp. sr. unsec.
unsub. notes 5.625%, 3/1/21	35,000	38,377

		3,444,804
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)	30,000	31,350

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	5,000	5,113

Altria Group, Inc. company guaranty sr. unsec.
notes 9.25%, 8/6/19	2,000	2,360

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/31/24	24,000	25,248

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85%, 8/9/22	95,000	95,109

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	122,000	131,866

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26	83,000	84,261

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. notes 2.65%, 2/1/21	80,000	80,460

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. notes 1.25%, 1/17/18	47,000	46,958

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.20%, 1/15/39	80,000	120,312

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 2.50%, 7/15/22	60,000	59,052

BlueLine Rental Finance Corp. 144A notes 7.00%,
2/1/19	13,000	12,675

Bunge, Ltd. Finance Corp. company
guaranty sr. unsec. notes 8.50%, 6/15/19	4,000	4,583

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	65,000	62,607

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22	20,000	20,400

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6.00%, 5/1/22	10,000	11,278

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	40,000	43,437

CVS Health Corp. sr. unsec. unsub. notes 2.25%,
12/5/18	130,000	131,139

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	3,491	3,870

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	45,944	48,355

Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23	15,000	15,788

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 1.50%, 5/11/17 (United Kingdom)	29,000	29,043

Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	40,000	49,991

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	50,000	63,353

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	60,000	66,137

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85%, 11/15/24	23,000	23,374

JBS USA Lux SA/JBS USA Finance, Inc. 144A
sr. unsec. notes 8.25%, 2/1/20 (Brazil)	7,000	7,175

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	70,000	68,332

16	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	$15,000	$15,225

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24	15,000	15,319

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6.875%,
1/26/39	15,000	18,845

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 2/9/40	70,000	85,179

Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.90%, 4/15/38	85,000	108,685

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	30,000	29,681

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	10,000	10,025

Landry’s, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	10,000	10,150

McDonald’s Corp. sr. unsec. unsub. notes 6.30%,
10/15/37	51,000	63,477

McDonald’s Corp. sr. unsec. unsub. notes 5.70%,
2/1/39	59,000	68,004

Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	45,000	46,970

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25	10,000	9,975

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 12/15/21	12,000	12,420

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	10,000	10,250

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21	23,000	23,115

Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	20,000	21,500

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9.75%, 2/1/19 ‡‡	5,262	3,736

Walgreens Boots Alliance, Inc. sr. unsec.
unsub. notes 3.30%, 11/18/21	60,000	61,116

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5.375%, 10/1/22	5,000	5,475

		1,962,773
Energy (1.8%)
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. 144A company guaranty sr. unsec.
notes 7.875%, 12/15/24	15,000	15,525

Anadarko Petroleum Corp. sr. unsec. notes 6.45%,
9/15/36	10,000	11,902

Anadarko Petroleum Corp. sr. unsec.
unsub. bonds 6.95%, 6/15/19	30,000	33,283

Anadarko Petroleum Corp. sr. unsec.
unsub. notes 5.55%, 3/15/26	15,000	16,820

Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	5,000	5,119

Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	13,000	13,130

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	13,000	13,293

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	5,000	5,241

Apache Corp. sr. unsec. unsub. notes 3.25%,
4/15/22	44,000	44,691

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Energy cont.
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%, 6/1/24
(Canada)	$10,000	$8,825

BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119%, 5/4/26
(United Kingdom)	70,000	67,991

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 1.846%, 5/5/17
(United Kingdom)	130,000	130,283

California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	31,000	27,590

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.70%, 5/15/17 (Canada)	235,000	238,498

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 7.50%, 9/15/20	5,000	5,175

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	25,000	27,874

Cenovus Energy, Inc. sr. unsec. bonds 4.45%,
9/15/42 (Canada)	5,000	4,330

Cheniere Corpus Christi Holdings, LLC 144A
company guaranty sr. notes 5.875%, 3/31/25	20,000	20,406

Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	25,000	26,969

Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	5,000	5,100

Concho Resources, Inc. company
guaranty sr. unsec. notes 5.50%, 4/1/23	22,000	22,743

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	50,000	49,901

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5.50%, 10/1/22	10,000	10,363

ConocoPhillips Co. company guaranty sr. unsec.
unsub. notes 1.05%, 12/15/17	130,000	129,335

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	5,000	4,613

Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5.00%, 9/15/22	20,000	20,188

Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	15,000	14,700

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.70%, 4/1/19	10,000	9,875

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	10,000	9,000

Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	17,000	18,403

Devon Energy Corp. sr. unsec. unsub. notes 3.25%,
5/15/22	10,000	9,937

Devon Financing Company, LLC company
guaranty sr. unsec. unsub. bonds 7.875%, 9/30/31	20,000	25,377

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/31/25	15,000	15,086

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 11/1/24	5,000	4,900

Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 8.125%, 9/15/23	10,000	10,675

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	37,000	34,040

EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	10,000	10,747

Putnam VT Global Asset Allocation Fund	17

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Energy cont.
EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4.00%, 8/1/24	$10,000	$9,862

Halcon Resources Corp. 144A company
guaranty notes 8.625%, 2/1/20	15,000	15,638

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	40,000	46,589

Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	15,000	15,638

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 9/15/31	10,000	12,805

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7.375%, 5/1/22	25,000	25,906

Laredo Petroleum, Inc. company
guaranty sr. unsec. sub. notes 5.625%, 1/15/22	5,000	5,038

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%,
6/1/25	5,000	4,849

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	26,740

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	5,000	4,525

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/21 (Canada)	5,000	4,625

Motiva Enterprises, LLC 144A sr. unsec.
notes 5.75%, 1/15/20	55,000	59,435

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%,
8/15/24	15,000	15,975

Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	35,000	36,750

Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	10,000	10,196

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05%, 3/1/41	85,000	56,950

Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	10,000	10,250

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	30,000	30,750

Parsley Energy, LLC/Parsley Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.375%,
1/15/25	5,000	5,017

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%, 3/17/24
(Brazil)	235,000	225,600

Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 6.00%, 11/15/26
(Venezuela)	40,000	15,400

Petroleos Mexicanos company guaranty sr. unsec.
unsub. bonds 5.625%, 1/23/46 (Mexico)	25,000	20,750

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 6.375%, 1/23/45 (Mexico)	80,000	72,800

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.875%, 1/18/24 (Mexico)	80,000	77,569

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	23,000	20,953

Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.75%, 12/15/23
(Canada)	5,000	5,275

Range Resources Corp. 144A company
guaranty sr. unsec. sub. notes 5.75%, 6/1/21	25,000	26,188

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	10,000	9,750

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
7/15/22	$5,000	$4,913

Sabine Pass Liquefaction, LLC 144A
sr. bonds 5.00%, 3/15/27	65,000	65,569

Sabine Pass Liquefaction, LLC 144A
sr. notes 5.875%, 6/30/26	50,000	53,875

Samson Investment Co. company guaranty sr. unsec.
notes 9.75%, 2/15/20 (In default) †	43,000	2,258

SandRidge Energy, Inc. escrow company
guaranty notes 8.75%, 6/1/20 F	20,000	40

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6.75%, 5/1/23 (Canada)	10,000	10,675

Seven Generations Energy, Ltd. 144A sr. unsec.
sub. notes 8.25%, 5/15/20 (Canada)	19,000	20,140

Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 (In default) † F	5,000	1

Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/19 F	20,000	2

Shell International Finance BV company
guaranty sr. unsec. unsub. notes 5.20%, 3/22/17
(Netherlands)	105,000	105,859

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	17,000	17,340

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	10,000	9,425

SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	10,000	10,300

SM Energy Co. sr. unsec. unsub. notes 6.50%,
1/1/23	3,000	3,053

SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	15,000	15,188

Spectra Energy Partners LP sr. unsec.
notes 3.375%, 10/15/26	45,000	43,041

Statoil ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	40,000	44,573

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. bonds 5.375%, 2/1/27	10,000	9,900

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 5.125%, 2/1/25	5,000	4,963

Tervita Corp. 144A sr. unsec. notes 10.875%,
2/15/18 (Canada) (In default) †	4,000	80

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 1/15/25	5,000	5,106

Triangle USA Petroleum Corp. 144A company
guaranty sr. unsec. notes 6.75%,
7/15/22 (In default) †	5,000	1,500

Valero Energy Partners LP sr. unsec.
unsub. notes 4.375%, 12/15/26	7,000	7,063

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	6,000	5,955

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/19	10,000	10,039

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	5,000	6,038

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.875%, 9/1/21	3,000	3,428

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	1,000	1,140

18	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP sr. unsec. notes 5.25%,
3/15/20	$15,000	$16,026

Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	15,000	15,155

Williams Partners LP sr. unsec. sub. notes 3.60%,
3/15/22	20,000	20,106

Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6.125%, 7/15/22	7,000	7,220

Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	30,000	30,294

Williams Partners LP/ACMP Finance Corp.
sr. unsec. unsub. notes 4.875%, 5/15/23	17,000	17,191

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	5,000	5,588

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	20,000	21,500

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%,
1/15/22	27,000	27,675

		2,615,970
Financials (4.8%)
Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	10,000	10,300

Air Lease Corp. sr. unsec. unsub. notes 3.375%,
6/1/21	30,000	30,416

Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	15,000	14,475

Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	24,000	27,838

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.00%, 3/15/20	13,000	14,723

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 9/15/20	10,000	11,213

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 12/1/17	17,000	17,638

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	40,000	39,900

Ally Financial, Inc. unsec. sub. notes 8.00%,
12/31/18	14,000	15,278

American Express Co. sr. unsec. notes 7.00%,
3/19/18	83,000	88,203

American Express Co. sr. unsec. notes 6.15%,
8/28/17	49,000	50,462

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	56,000	70,840

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	85,000	83,353

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	46,000	46,518

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	5,000	5,225

Bank of America Corp. sr. unsec.
unsub. notes 2.00%, 1/11/18	128,000	128,295

Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	195,000	227,922

Bank of Montreal sr. unsec.
unsub. notes Ser. MTN, 2.50%, 1/11/17 (Canada)	128,000	128,031

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969%, 6/20/17	105,000	105,356

Bank of Nova Scotia (The) sr. unsec.
unsub. notes 1.375%, 12/18/17 (Canada)	130,000	129,943

Barclays Bank PLC 144A unsec. sub. notes 10.179%,
6/12/21 (United Kingdom)	95,000	117,633

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7.25%, 2/1/18	22,000	23,281

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Financials cont.
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	$29,000	$29,830

BNP Paribas SA company guaranty sr. unsec.
unsub. bonds Ser. MTN, 1.375%, 3/17/17 (France)	140,000	140,006

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%,
9/14/17 (France)	40,000	40,220

Camden Property Trust sr. unsec.
unsub. notes 4.875%, 6/15/23 R	65,000	69,963

Cantor Fitzgerald LP 144A unsec. bonds 7.875%,
10/15/19	30,000	33,221

Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	55,000	58,730

CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	5,000	5,156

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/23	13,000	13,411

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	7,000	7,149

CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	10,000	10,300

CIT Group, Inc. sr. unsec. unsub. notes 5.375%,
5/15/20	14,000	14,875

CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/15/18	13,000	13,471

CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22	17,000	17,723

CIT Group, Inc. 144A sr. unsec. notes 6.625%,
4/1/18	24,000	25,290

CIT Group, Inc. 144A sr. unsec. notes 5.50%,
2/15/19	17,000	17,935

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95%, perpetual maturity	20,000	19,754

Citigroup, Inc. jr. unsec. sub. FRN 5.875%,
perpetual maturity	9,000	9,113

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	40,000	39,950

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands (Rabobank Nederland) company
guaranty sr. unsec. notes 3.375%, 1/19/17
(Netherlands)	116,000	116,106

Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23	5,000	5,138

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21	13,000	13,130

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	25,000	29,113

DFC Finance Corp. 144A company
guaranty sr. notes 10.50%, 6/15/20	10,000	5,550

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4.375%, 6/15/22 R	32,000	34,103

E*Trade Financial Corp. sr. unsec.
unsub. notes 5.375%, 11/15/22	10,000	10,582

E*Trade Financial Corp. sr. unsec.
unsub. notes 4.625%, 9/15/23	10,000	10,200

EPR Properties company guaranty sr. unsec.
sub. notes 5.25%, 7/15/23 R	65,000	67,390

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R	15,000	14,925

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	30,000	29,175

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	20,000	18,650

Putnam VT Global Asset Allocation Fund	19

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Financials cont.
Five Corners Funding Trust 144A sr. unsec.
bonds 4.419%, 11/15/23	$135,000	$142,407

GE Capital International Funding Co.
Unlimited Co. company guaranty sr. unsec.
bonds 4.418%, 11/15/35 (Ireland)	261,000	273,504

Goldman Sachs Group, Inc. (The) sr. unsec.
notes 7.50%, 2/15/19	170,000	188,325

Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes Ser. GLOB, 2.375%, 1/22/18	130,000	130,773

Goldman Sachs Group, Inc. (The) unsec.
sub. notes 6.75%, 10/1/37	24,000	29,449

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 5.125%, 4/15/22	35,000	38,825

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	70,000	71,882

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3.875%, 5/1/25 R	30,000	29,581

Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	5,000	4,874

HSBC Finance Corp. unsec. sub. notes 6.676%,
1/15/21	146,000	164,110

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8.125%, 7/15/19 ‡‡	5,000	4,988

HUB International, Ltd. 144A sr. unsec.
notes 7.875%, 10/1/21	20,000	21,128

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.00%, 8/1/20	30,000	30,638

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22	17,000	16,873

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	219,275

International Lease Finance Corp. sr. unsec.
unsub. notes 6.25%, 5/15/19	4,000	4,290

International Lease Finance Corp. sr. unsec.
unsub. notes 5.875%, 8/15/22	14,000	15,173

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	49,000	50,007

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	90,000	93,195

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	90,000	88,333

JPMorgan Chase & Co. sr. unsec.
unsub. notes 2.00%, 8/15/17	130,000	130,482

KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	30,000	28,325

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	55,000	61,875

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
6.657%, perpetual maturity (United Kingdom)	25,000	26,875

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	40,000	40,148

MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 5/1/24	5,000	5,238

Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	75,000	77,985

Morgan Stanley sr. unsec. unsub. bonds 4.75%,
3/22/17	98,000	98,738

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6.375%, 3/1/24 R	10,000	10,463

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 7.875%,
10/1/20	$30,000	$31,050

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6.50%,
7/1/21	15,000	15,188

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8.25%, 12/1/31	45,000	62,673

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5.875%,
3/15/22	30,000	31,013

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	30,000	23,738

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	90,000	99,216

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6.75%, 12/15/19	10,000	10,425

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7.25%, 12/15/21	10,000	10,425

Peachtree Corners Funding Trust 144A company
guaranty sr. unsec. unsub. bonds 3.976%, 2/15/25	105,000	102,450

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	63,000	67,425

Progressive Corp. (The) jr. unsec. sub. FRN
6.70%, 6/15/37	65,000	63,538

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6.75%,
6/15/21	25,000	25,156

Prudential Financial, Inc. jr. unsec. sub. FRN
8.875%, 6/15/38	30,000	32,288

Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	71,000	73,574

Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	25,000	24,781

Realty Income Corp. sr. unsec. notes 4.65%,
8/1/23 R	25,000	26,793

Royal Bank of Canada sr. unsec.
unsub. notes Ser. GMTN, 2.20%, 7/27/18 (Canada)	130,000	130,868

Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	45,000	47,940

Royal Bank of Scotland Group PLC unsec.
sub. notes 4.70%, 7/3/18 (United Kingdom)	115,000	117,105

Santander UK PLC sr. unsec. unsub. bonds 1.375%,
3/13/17 (United Kingdom)	140,000	139,984

Select Income REIT sr. unsec. unsub. notes 3.60%,
2/1/20 R	10,000	10,019

Select Income REIT sr. unsec. unsub. notes 2.85%,
2/1/18 R	10,000	10,043

Simon Property Group LP sr. unsec.
unsub. notes 3.375%, 3/15/22 R	10,000	10,339

Simon Property Group LP 144A sr. unsec.
unsub. notes 1.50%, 2/1/18 R	118,000	117,946

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8.25%, 12/15/20	20,000	21,750

Springleaf Finance Corp. sr. unsec.
unsub. notes 5.25%, 12/15/19	5,000	5,038

State Street Corp. jr. unsec. sub. FRB 1.963%,
6/15/37	63,000	55,676

Swiss Re Treasury US Corp. 144A company
guaranty sr. unsec. notes 4.25%, 12/6/42	90,000	87,890

20	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8.50%, 9/15/18	$5,000	$4,363

Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	5,000	4,884

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7.75%, 4/15/26	40,000	52,535

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	10,000	10,300

UBS Group Funding Jersey, Ltd. 144A company
guaranty sr. unsec. notes 3.00%, 4/15/21
(Jersey)	200,000	200,068

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	50,000	50,250

Vnesheconombank Via VEB Finance PLC 144A
sr. unsec. unsub. notes 6.80%, 11/22/25 (Russia)	300,000	319,694

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6.875%, 5/29/18 (Russia)	192,000	201,669

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	20,000	20,381

Wayne Merger Sub, LLC 144A sr. unsec.
notes 8.25%, 8/1/23	10,000	10,325

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	10,000	10,400

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	128,000	128,363

Westpac Banking Corp. sr. unsec.
unsub. notes 4.875%, 11/19/19 (Australia)	80,000	85,734

WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	30,000	30,290

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6.50%, 5/9/37	5,000	5,025

		6,993,373
Health care (1.2%)
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	80,000	79,161

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6.125%, 3/15/21	35,000	36,094

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5.125%, 7/1/22	15,000	14,906

Actavis Funding SCS company guaranty sr. unsec.
notes 4.75%, 3/15/45 (Luxembourg)	53,000	52,032

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	26,000	26,390

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23	15,000	15,000

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	125,000	128,996

Amgen, Inc. sr. unsec. unsub. notes 2.125%,
5/15/17	130,000	130,424

AstraZeneca PLC sr. unsec. unsub. notes 6.45%,
9/15/37 (United Kingdom)	36,000	46,469

AstraZeneca PLC sr. unsec. unsub. notes 5.90%,
9/15/17 (United Kingdom)	130,000	134,069

Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24	15,000	15,806

Centene Corp. sr. unsec. unsub. notes 5.625%,
2/15/21	20,000	21,028

Centene Corp. sr. unsec. unsub. notes 4.75%,
1/15/25	5,000	4,881

Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22	20,000	20,200

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22	28,000	19,460

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	80,000	85,031

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Health care cont.
Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada)	$15,000	$4,800

Concordia International Corp. 144A
sr. notes 9.00%, 4/1/22 (Canada)	5,000	4,225

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	33,000	34,898

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23	10,000	8,500

Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 10/15/22	15,000	15,450

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	15,000	15,506

HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	52,000	56,810

HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	25,000	25,719

HCA, Inc. company guaranty sr. sub. notes 3.75%,
3/15/19	10,000	10,250

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	4,000	4,540

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 2/1/25	5,000	5,013

Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	15,000	16,050

Kinetic Concepts, Inc./KCI USA, Inc. 144A
notes 9.625%, 10/1/21	10,000	10,575

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	10,000	8,950

MEDNAX, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 12/1/23	5,000	5,150

Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	10,000	10,150

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	75,000	71,344

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	45,000	45,598

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	23,000	20,413

Service Corp. International/US sr. unsec.
notes 5.375%, 1/15/22	14,000	14,560

Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	33,000	34,403

Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	10,000	9,343

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	10,000	10,175

Tenet Healthcare Corp. company
guaranty sr. bonds 4.375%, 10/1/21	9,000	8,921

Tenet Healthcare Corp. company guaranty sr. FRN
4.463%, 6/15/20	15,000	15,113

Tenet Healthcare Corp. company
guaranty sr. notes 6.25%, 11/1/18	24,000	25,380

Tenet Healthcare Corp. company
guaranty sr. notes 4.75%, 6/1/20	3,000	3,030

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	20,000	20,950

Putnam VT Global Asset Allocation Fund	21

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Health care cont.
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. unsub. bonds 3.15%,
10/1/26 (Netherlands)	$39,000	$35,955

UnitedHealth Group, Inc. sr. unsec. notes 6.00%,
2/15/18	58,000	60,814

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.95%, 10/15/42	90,000	87,569

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2.75%, 2/15/23	90,000	89,439

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6.125%,
4/15/25	15,000	11,269

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.875%,
5/15/23	18,000	13,590

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.50%, 3/1/23	5,000	3,750

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.375%,
3/15/20	20,000	16,900

		1,665,049
Technology (0.9%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	40,000	41,252

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	5,000	5,048

Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	80,000	82,186

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	27,000	25,926

Avaya, Inc. 144A company guaranty notes 10.50%,
3/1/21	10,000	4,300

Avaya, Inc. 144A company
guaranty sr. notes 7.00%, 4/1/19	34,000	29,750

Cisco Systems, Inc. sr. unsec.
unsub. notes 3.15%, 3/14/17	135,000	135,597

CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25	10,000	10,600

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	76,000	84,374

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	12,000	14,775

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	74,000	78,495

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. unsec. notes 5.875%, 6/15/21	5,000	5,320

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	130,000	130,054

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5.00%,
3/15/22	17,000	17,469

Fidelity National Information Services, Inc.
sr. unsec. unsub. notes 5.00%, 10/15/25	30,000	32,674

First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 12/1/23	15,000	15,975

First Data Corp. 144A notes 5.75%, 1/15/24	15,000	15,478

First Data Corp. 144A sr. notes 5.375%, 8/15/23	15,000	15,563

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	140,000	133,869

Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	20,000	21,169

Infor Software Parent LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	35,000	36,050

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	$25,000	$26,063

Infor US, Inc. 144A company
guaranty sr. notes 5.75%, 8/15/20	3,000	3,143

Intel Corp. sr. unsec. unsub. notes 1.35%,
12/15/17	130,000	130,195

Iron Mountain, Inc. company guaranty sr. unsec.
notes 6.00%, 8/15/23 R	14,000	14,875

Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 10/1/20 R	5,000	5,275

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%,
3/15/18	11,000	11,782

Micron Technology, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 2/15/22	25,000	26,063

Micron Technology, Inc. 144A sr. notes 7.50%,
9/15/23	5,000	5,538

Microsoft Corp. sr. unsec. unsub. notes 5.30%,
2/8/41	25,000	29,959

Oracle Corp. sr. unsec. unsub. notes 5.375%,
7/15/40	35,000	40,674

Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	10,000	9,492

Oracle Corp. sr. unsec. unsub. notes 2.50%,
10/15/22	80,000	79,032

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	20,000	20,200

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7.25%, 10/15/22	15,000	16,313

		1,354,528
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23	40,000	38,400

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.40%, 6/1/41	35,000	41,146

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5.75%, 5/1/40	35,000	42,670

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	70,000	67,848

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%,
12/17/19	28,752	31,843

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2.625%, 8/1/22	15,000	14,952

Penske Truck Leasing Co. Lp/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	16,000	15,308

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3.75%, 9/3/26	42,405	42,564

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636%, 7/2/22	11,322	12,171

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	39,000	40,365

		347,267
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	35,000	34,825

AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	7,000	6,930

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21	27,000	30,105

American Transmission Systems, Inc. 144A
sr. unsec. unsub. bonds 5.00%, 9/1/44	50,000	52,279

Arizona Public Services Co. sr. unsec.
notes 4.50%, 4/1/42	15,000	15,765

22	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Utilities and power cont.
Berkshire Hathaway Energy Co. sr. unsec.
unsub. bonds 6.125%, 4/1/36	$39,000	$48,706

Boardwalk Pipelines LP company
guaranty sr. unsec. unsub. bonds 5.95%, 6/1/26	10,000	10,868

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	35,000	33,775

Calpine Corp. 144A company
guaranty sr. notes 6.00%, 1/15/22	4,000	4,180

Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	3,000	3,143

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	10,000	10,614

Commonwealth Edison Co. 1st mtge. bonds 5.90%,
3/15/36	28,000	34,397

Consolidated Edison Co. of New York, Inc.
sr. unsec. notes 7.125%, 12/1/18	83,000	91,383

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	45,000	45,121

Dynegy, Inc. company guaranty sr. unsec.
notes 6.75%, 11/1/19	35,000	35,613

Electricite de France (EDF) 144A sr. unsec.
notes 6.50%, 1/26/19 (France)	60,000	65,276

Emera US Finance LP 144A company
guaranty sr. unsec. notes 3.55%, 6/15/26	20,000	19,661

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	45,000	46,075

Energy Transfer Equity LP company
guaranty sr. notes 7.50%, 10/15/20	13,000	14,495

Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24	20,000	20,650

Energy Transfer Partners LP sr. unsec.
unsub. bonds 6.125%, 12/15/45	10,000	10,639

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	30,000	32,512

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	25,000	26,770

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%,
3/15/23	49,000	50,656

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%,
10/15/20	18,000	12,285

Hiland Partners Holdings, LLC/Hiland Partners
Finance Corp. 144A company guaranty sr. unsec.
sub. notes 5.50%, 5/15/22	4,000	4,170

ITC Holdings Corp. 144A sr. unsec. notes 6.05%,
1/31/18	35,000	36,502

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	12,000	11,961

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	80,000	81,213

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	25,000	24,799

Kinder Morgan, Inc./DE company
guaranty sr. unsec. notes Ser. GMTN, 7.75%,
1/15/32	17,000	20,833

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	50,000	66,345

Nevada Power Co. mtge. notes 7.125%, 3/15/19	40,000	44,465

NiSource Finance Corp. company
guaranty sr. unsec. notes 6.125%, 3/1/22	25,000	28,832

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7.875%, 5/15/21	14,000	14,595

NRG Energy, Inc. 144A company guaranty sr. unsec.
bonds 6.625%, 1/15/27	20,000	18,900

CORPORATE BONDS
AND NOTES (17.4%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/26	$10,000	$9,950

NSTAR Electric Co. sr. unsec.
unsub. notes 2.375%, 10/15/22 (Canada)	75,000	73,674

Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	25,000	26,699

Oncor Electric Delivery Co., LLC sr. notes 3.75%,
4/1/45	75,000	71,907

Pacific Gas & Electric Co. sr. unsec.
bonds 6.05%, 3/1/34	40,000	50,059

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.20%, 6/15/22	60,000	63,290

Public Service Electric & Gas Co.
sr. notes Ser. MTN, 5.50%, 3/1/40	25,000	29,986

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974%, 6/1/67	103,000	88,065

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 3/1/22	14,000	15,401

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5.50%, 4/15/23	13,000	13,423

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4.50%, 11/1/23	9,000	9,133

Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22	20,000	20,250

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20	13,000	130

Texas Gas Transmission, LLC 144A sr. unsec.
notes 4.50%, 2/1/21	25,000	25,888

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35%, 5/15/67 (Canada)	30,000	24,975

Union Electric Co. sr. notes 6.40%, 6/15/17	50,000	51,126

		1,683,294

Total corporate bonds and notes (cost $24,456,060)		$25,145,155

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.9%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from
5/20/37 to 11/20/39	$466,183	$532,813
4.50%, TBA, 1/1/47	1,000,000	1,067,500
3.50%, TBA, 1/1/47	4,000,000	4,159,375

		5,759,688
U.S. Government Agency Mortgage Obligations (8.0%)
Federal National Mortgage Association
Pass-Through Certificates
6.00%, TBA, 1/1/47	2,000,000	2,260,000
4.00%, TBA, 1/1/47	4,000,000	4,205,000
3.00%, TBA, 1/1/47	3,000,000	2,982,656
3.00%, TBA, 1/1/32	2,000,000	2,052,656

		11,500,312
Total U.S. government and agency mortgage
obligations (cost $17,253,474)		$17,260,000

Putnam VT Global Asset Allocation Fund	23

MORTGAGE-BACKED SECURITIES (2.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 22.961%, 4/15/37	$14,450	$22,535
IFB Ser. 3072, Class SM, 21.216%, 11/15/35	18,900	27,647
IFB Ser. 3249, Class PS, 19.952%, 12/15/36	15,619	22,089
IFB Ser. 3065, Class DC, 17.748%, 3/15/35	40,134	58,781
IFB Ser. 2990, Class LB, 15.147%, 6/15/34	26,136	31,978

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 21.794%, 3/25/36	26,632	42,358
IFB Ser. 07-53, Class SP, 21.428%, 6/25/37	23,691	35,262
IFB Ser. 05-75, Class GS, 17.982%, 8/25/35	10,637	14,026
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2M1, 2.106%, 1/25/29	36,932	37,015
Connecticut Avenue Securities FRB Ser. 14-C03,
Class 2M1, 1.956%, 7/25/24	8,417	8,432
Ser. 06-46, Class OC, PO, zero %, 6/25/36	7,336	6,124

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	97,134	20,359
Ser. 13-14, IO, 3.50%, 12/20/42	397,871	54,799
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	405,624	41,260
Ser. 15-H26, Class DI, IO, 2.529%, 10/20/65	318,494	36,117
Ser. 16-H16, Class EI, IO, 2.169%, 6/20/66	204,045	25,261

		484,043
Commercial mortgage-backed securities (1.2%)
Banc of America Commercial Mortgage Trust FRB
Ser. 07-1, Class XW, IO, 0.297%, 1/15/49	402,638	1,449

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.329%, 2/10/51	1,702,502	3,388

Banc of America Merrill Lynch Commercial
Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.42%, 11/10/41	54,303	628
FRB Ser. 04-4, Class XC, IO, 0.028%, 7/10/42	23,180	8

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 04-PR3I, Class X1, IO, 0.201%, 2/11/41	36,431	182

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW14, Class X1, IO, 0.532%,
12/11/38	218,771	2,459

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1,
Class X, IO, 1.514%, 7/15/29	17,244	427

CD Commercial Mortgage Trust 144A FRB
Ser. 07-CD4, Class XW, IO, 0.36%, 12/11/49	387,568	155

Citigroup Commercial Mortgage Trust FRB
Ser. 13-GC17, Class C, 5.104%, 11/10/46	37,000	38,992

Citigroup Commercial Mortgage Trust 144A FRB
Ser. 06-C5, Class XC, IO, 0.437%, 10/15/49	953,324	2,288

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65%, 12/10/49	81,000	81,300
FRB Ser. 12-LC4, Class C, 5.622%, 12/10/44	44,000	47,595
Ser. 13-CR11, Class AM, 4.715%, 10/10/46	20,000	21,382
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47	72,000	68,365
Ser. 13-CR13, Class AM, 4.449%, 12/10/23	85,000	90,661
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	30,000	31,206
FRB Ser. 14-CR18, Class XA, IO, 1.261%, 7/15/47	275,224	15,817
FRB Ser. 14-CR16, Class XA, IO, 1.22%, 4/10/47	198,001	10,811
FRB Ser. 14-CR17, Class XA, IO, 1.163%, 5/10/47	739,123	40,208
FRB Ser. 14-UBS6, Class XA, IO, 1.052%, 12/10/47	996,739	53,924
FRB Ser. 14-LC17, Class XA, IO, 0.985%, 10/10/47	1,050,910	45,715

COMM Mortgage Trust 144A FRB Ser. 06-C8,
Class XS, IO, 0.566%, 12/10/46	1,151,765	249

Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C2, Class AX, IO, 0.067%, 1/15/49	2,999,462	24

CSMC Trust FRB Ser. 16-NXSR, Class C, 4.365%,
12/15/49	70,000	67,372

MORTGAGE-BACKED
SECURITIES (2.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
First Union National Bank-Bank of America, NA
Commercial Mortgage Trust 144A FRB Ser. 01-C1,
Class 3, IO, 1.931%, 3/15/33	$17,589	$1

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3,
Class E, 5.087%, 8/10/42	30,219	30,143

GE Capital Commercial Mortgage Corp. 144A FRB
Ser. 05-C3, Class XC, IO, 0.073%, 7/10/45	315,451	1

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.309%, 3/10/44	14,980	14,740

GE Commercial Mortgage Corp. Trust 144A FRB
Ser. 07-C1, Class XC, IO, 0.216%, 12/10/49	4,985,808	7,944

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 05-C1, Class X1, IO, 0.602%,
5/10/43	302,101	589

GS Mortgage Securities Trust FRB Ser. 13-GC12,
Class C, 4.179%, 6/10/46	62,000	59,694

GS Mortgage Securities Trust 144A
FRB Ser. 06-GG8, Class X, IO, 0.731%, 11/10/39	1,722,693	1,723
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	24,269	—

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	107,000	19,495
FRB Ser. 05-LDP5, Class F, 5.524%, 12/15/44	79,000	79,000
Ser. 06-LDP8, Class B, 5.52%, 5/15/45	27,826	28,028
Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	10,982	10,985
FRB Ser. 06-LDP8, Class X, IO, 0.351%, 5/15/45	163,808	30
FRB Ser. 07-LDPX, Class X, IO, 0.274%, 1/15/49	1,596,110	10,553

JPMorgan Chase Commercial Mortgage Securities
Trust 144A FRB Ser. 05-CB12, Class X1, IO,
0.397%, 9/12/37	220,725	781

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	7,871	8,109
Ser. 98-C4, Class H, 5.60%, 10/15/35	6,291	6,306

LB-UBS Commercial Mortgage Trust Ser. 06-C1,
Class AJ, 5.276%, 2/15/41	53,812	53,823

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.485%, 9/15/39	1,239,540	7,067
FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40	121,836	899
FRB Ser. 05-C5, Class XCL, IO, 0.328%, 9/15/40	519,695	4,221
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	31,578	2

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.548%, 8/12/39	49,589	249
FRB Ser. 05-MCP1, Class XC, IO, 0.012%, 6/12/43	110,389	1

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.741%, 5/15/44	3,924	42
FRB Ser. 06-C4, Class X, IO, 4.409%, 7/15/45	61,546	886

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class XA, IO, 1.254%, 8/15/47	294,972	17,760
FRB Ser. 13-C12, Class XA, IO, 0.927%, 10/15/46	649,502	22,170

Morgan Stanley Bank of America Merrill Lynch
Trust 144A FRB Ser. 12-C6, Class XA, IO, 1.977%,
11/15/45	773,574	45,254

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	33,000	32,452
FRB Ser. 06-HQ8, Class AJ, 5.419%, 3/12/44	7,155	7,155

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.155%, 7/15/49	34,000	34,768
FRB Ser. 11-C3, Class E, 5.155%, 7/15/49	41,000	41,338

24	Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED
SECURITIES (2.0%)* cont.	Principal amount		Value

Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958%, 8/10/49		$50,000	$51,800
FRB Ser. 12-C4, Class XA, IO, 1.76%, 12/10/45		230,298	16,566

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.29%, 10/15/44		21,000	20,859
FRB Ser. 07-C34, IO, 0.294%, 5/15/46		1,206,166	2,292

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.059%, 6/15/45		496,741	99
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42		35,783	4

Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.296%, 7/15/46		19,000	20,073
FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46		24,000	24,098

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47		46,000	46,055
FRB Ser. 13-C15, Class C, 4.48%, 8/15/46		36,000	36,484
Ser. 13-C12, Class AS, 3.56%, 3/15/48		33,000	33,851
Ser. 13-C11, Class AS, 3.311%, 3/15/45		24,000	24,030

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.64%, 3/15/44		32,000	32,448
FRB Ser. 11-C2, Class D, 5.602%, 2/15/44		25,000	25,553
Ser. 11-C4, Class E, 5.265%, 6/15/44		50,000	49,475
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46		53,000	46,360
FRB Ser. 12-C9, Class XA, IO, 2.099%, 11/15/45		363,062	29,441
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45		471,832	32,906
FRB Ser. 13-C12, Class XA, IO, 1.38%, 3/15/48		388,319	21,282

			1,684,490
Residential mortgage-backed securities (non-agency) (0.5%)
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.507%, 6/25/46		175,584	152,758
FRB Ser. 05-27, Class 1A1, 1.468%, 8/25/35		52,787	39,569
FRB Ser. 06-OA10, Class 4A1, 0.946%, 8/25/46		189,124	152,037

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2M2, 6.656%, 10/25/28		20,000	22,132
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 6.456%, 4/25/28		80,000	88,119
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, 6.306%, 4/25/28		10,000	10,905
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1M2, 6.056%, 10/25/28		20,000	21,865
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 5.756%, 7/25/25		18,500	19,920
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2M2, 5.206%, 1/25/29		30,000	31,144

New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M1, 1.881%, 10/25/33		82,996	80,042

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.716%, 7/25/45		72,547	67,861
FRB Ser. 05-AR13, Class A1C3, 1.246%, 10/25/45		52,948	46,032

			732,384

Total mortgage-backed securities (cost $2,831,880)			$2,900,917

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.3%)*	Principal amount		Value

Brazil (Federal Republic of) unsec. notes
10.00%, 1/1/21 (Brazil) (units)	BRL	805	$238,149

Russia (Federation of) 144A sr. unsec.
unsub. bonds 5.625%, 4/4/42 (Russia)		$200,000	215,000

Total foreign government and agency bonds
and notes (cost $623,653)			$453,149

SENIOR LOANS (0.2%)* [c]		Principal amount		Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%,
5/29/20			$19,585	$16,941

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11.25%,
3/1/17 (In default) †			80,735	89,011

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6.25%, 5/8/21			48,750	49,100

CPG International, Inc. bank term loan FRN
Ser. B, 4.75%, 9/30/20			4,786	4,819

Gates Global, LLC/Gates Global Co. bank term loan
FRN 4.25%, 7/6/21			19,339	19,336

MEG Energy Corp. bank term loan FRN Ser. B,
3.75%, 3/31/20			9,922	9,568

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 4.25%, 10/25/20			24,166	21,002

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4.25%, 9/7/23			19,950	20,120

Total senior loans (cost $224,739)				$229,897

ASSET-BACKED SECURITIES (0.1%)*		Principal amount		Value

Station Place Securitization Trust FRB Ser. 16-1,
Class A, 1.756%, 2/25/17 (acquired 2/4/16,
cost $159,000) ∆∆			$159,000	$159,000

Total asset-backed securities (cost $159,000)				$159,000

	Expiration
WARRANTS (—%)* †	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	244	$561

Hangzhou Hikvision
Digital Technology Co.,
Ltd. 144A (China)	12/18/17	0.00	4,300	14,732

Joyoung Co., Ltd.
144A (China)	11/20/17	0.00	2,700	7,005

Seventy Seven
Energy, Inc.	8/1/21	23.82	43	882

Wuliangye Yibin Co., Ltd.
144A (China)	4/17/17	0.00	3,500	17,365

Total warrants (cost $38,194)				$40,545

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18			$11,000	$21,443

Navistar International Corp. cv. sr. unsec.
sub. bonds 4.50%, 10/15/18			9,000	8,871

SandRidge Energy, Inc. cv. company
guaranty sr. unsec. sub. notes zero %, 10/4/20			4,518	5,628

Total convertible bonds and notes (cost $22,172)				$35,942

PREFERRED STOCKS (—%)*			Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP			680	$17,272

Total preferred stocks (cost $17,000)				$17,272

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R			575	$16,343

Total convertible preferred stocks (cost $10,501)				$16,343

PURCHASED OPTIONS	Expiration		Contract
OUTSTANDING (—%)*	date/Strike price		amount	Value

USD/JPY (Call)	May-17/JPY 118.00		$578,700	$14,502

Total purchased options outstanding (cost $17,623)				$14,502

Putnam VT Global Asset Allocation Fund	25

	Principal amount/
SHORT-TERM INVESTMENTS (27.6%)*	shares		Value

Federal Home Loan Banks unsec. discount
notes 0.355%, 1/25/17		$3,500,000	$3,499,188

Federal Home Loan Banks unsec. discount
notes 0.440%, 2/1/17		2,434,000	2,433,019

Federal Home Loan Banks unsec. discount
notes 0.455%, 2/3/17		1,500,000	1,499,355

Putnam Cash Collateral Pool, LLC 0.91% [d]	Shares	1,653,743	1,653,743

Putnam Short Term Investment
Fund 0.69% L	Shares	27,962,187	27,962,187

U.S. Treasury Bills 0.326%, 1/19/17 # §		$2,800,000	2,799,485

Total short-term investments (cost $39,847,104)			$39,846,977

Total investments (cost $152,589,013)			$162,704,485

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $144,547,580.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $171,967, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

###When-issued security.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $42,006,048 to cover certain derivative contracts, securities sold short and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $12,014,392)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/18/17	$185,107	$196,175	$(11,068)

	British Pound	Sell	3/16/17	216,543	220,334	3,791

	Canadian Dollar	Buy	1/18/17	145,487	144,518	969

	Chinese Yuan (Offshore)	Sell	2/16/17	279,915	285,512	5,597

	Euro	Buy	3/16/17	282,265	286,204	(3,939)

	Hong Kong Dollar	Sell	2/16/17	3,792	3,795	3

	Japanese Yen	Buy	2/16/17	147,007	145,921	1,086

	Japanese Yen	Sell	2/16/17	131,150	140,643	9,493

	New Zealand Dollar	Sell	1/18/17	142,071	143,227	1,156

	Norwegian Krone	Sell	3/16/17	103,148	105,800	2,652

26	Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $12,014,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Sell	1/18/17	$116,215	$117,251	$1,036

	Canadian Dollar	Buy	1/18/17	70,695	74,149	(3,454)

	Euro	Sell	3/16/17	220,044	216,580	(3,464)

	New Zealand Dollar	Sell	1/18/17	144,501	144,233	(268)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	63,626	68,335	(4,709)

	Canadian Dollar	Buy	1/18/17	111,369	113,891	(2,522)

	Canadian Dollar	Sell	1/18/17	111,369	113,955	2,586

	Chinese Yuan (Offshore)	Sell	2/16/17	138,592	142,194	3,602

	Danish Krone	Buy	3/16/17	125,766	128,535	(2,769)

	Euro	Buy	3/16/17	215,079	217,825	(2,746)

	Euro	Sell	3/16/17	218,354	216,815	(1,539)

	Japanese Yen	Buy	2/16/17	159,420	166,033	(6,613)

	New Zealand Dollar	Buy	1/18/17	104,018	113,914	(9,896)

Credit Suisse International

	Canadian Dollar	Buy	1/18/17	283,748	285,929	(2,181)

	Canadian Dollar	Sell	1/18/17	285,461	285,349	(112)

	Hong Kong Dollar	Sell	2/16/17	133,177	133,244	67

	New Zealand Dollar	Buy	1/18/17	78,188	81,527	(3,339)

	Swedish Krona	Buy	3/16/17	147,454	146,347	1,107

Goldman Sachs International

	Australian Dollar	Sell	1/18/17	107,342	106,100	(1,242)

	Canadian Dollar	Buy	1/18/17	142,582	143,670	(1,088)

	Canadian Dollar	Sell	1/18/17	142,060	142,074	14

	Euro	Buy	3/16/17	142,295	145,426	(3,131)

	Euro	Sell	3/16/17	144,830	143,359	(1,471)

	Japanese Yen	Buy	2/16/17	147,007	145,903	1,104

	Japanese Yen	Sell	2/16/17	143,885	146,265	2,380

	New Taiwan Dollar	Sell	2/16/17	140,669	142,123	1,454

	New Zealand Dollar	Sell	1/18/17	270,740	280,722	9,982

	Norwegian Krone	Buy	3/16/17	146,154	145,077	1,077

	Norwegian Krone	Sell	3/16/17	143,246	146,983	3,737

	Russian Ruble	Buy	3/16/17	151,709	144,468	7,241

	South Korean Won	Sell	2/16/17	134,358	138,707	4,349

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	3,463	3,671	(208)

	Canadian Dollar	Buy	1/18/17	142,656	144,060	(1,404)

	Euro	Sell	3/16/17	71,940	71,245	(695)

	Hong Kong Dollar	Sell	2/16/17	133,461	133,530	69

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	257,966	280,820	(22,854)

	Canadian Dollar	Buy	1/18/17	263,186	265,518	(2,332)

	Chinese Yuan (Offshore)	Sell	2/16/17	141,309	143,316	2,007

	Euro	Sell	3/16/17	159,831	160,328	497

	Hong Kong Dollar	Sell	2/16/17	136,363	136,433	70

	Japanese Yen	Buy	2/16/17	204,996	215,721	(10,725)

	New Taiwan Dollar	Sell	2/16/17	140,669	141,267	598

	New Zealand Dollar	Sell	1/18/17	442,531	450,617	8,086

	Norwegian Krone	Sell	3/16/17	142,343	146,733	4,390

	Singapore Dollar	Buy	2/16/17	63,650	66,423	(2,773)

	South Korean Won	Sell	2/16/17	134,358	139,314	4,956

Putnam VT Global Asset Allocation Fund	27

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $12,014,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Swedish Krona	Buy	3/16/17	$134,470	$133,869	$601

	Swiss Franc	Buy	3/16/17	358,163	361,920	(3,757)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	187,126	198,452	(11,326)

	Canadian Dollar	Buy	1/18/17	144,444	145,541	(1,097)

	Euro	Buy	3/16/17	60,214	63,783	(3,569)

	New Zealand Dollar	Sell	1/18/17	108,116	108,055	(61)

	Swedish Krona	Buy	3/16/17	146,969	145,185	1,784

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	193,836	205,478	(11,642)

	Australian Dollar	Sell	1/18/17	144,421	144,909	488

	Canadian Dollar	Buy	1/18/17	143,699	145,944	(2,245)

	Euro	Sell	3/16/17	289,871	290,475	604

	Japanese Yen	Buy	2/16/17	128,798	138,563	(9,765)

	New Zealand Dollar	Sell	1/18/17	216,856	219,972	3,116

	Swedish Krona	Buy	3/16/17	154,487	149,147	5,340

UBS AG

	Australian Dollar	Buy	1/18/17	28,567	30,272	(1,705)

	Euro	Buy	3/16/17	131,308	133,033	(1,725)

	Euro	Sell	3/16/17	144,935	143,472	(1,463)

	New Zealand Dollar	Sell	1/18/17	141,724	143,410	1,686

WestPac Banking Corp.

	Australian Dollar	Sell	1/18/17	60,885	58,027	(2,858)

	Euro	Sell	3/16/17	145,037	146,777	1,740

Total						$(57,240)

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/16	contracts	Value	date	(depreciation)

MSCI EAFE Index Mini
(Short)	8	$670,240	Mar-17	$4,136

Russell 2000 Index Mini
(Long)	121	8,209,245	Mar-17	(75,498)

Russell 2000 Index Mini
(Short)	34	2,306,730	Mar-17	27,424

S&P 500 Index E-Mini
(Long)	110	12,299,100	Mar-17	25,951

S&P Mid Cap 400 Index
E-Mini (Long)	9	1,493,190	Mar-17	(22,694)

U.S. Treasury Bond 30
yr (Long)	6	903,938	Mar-17	(4,840)

U.S. Treasury Bond
Ultra 30 yr (Long)	14	2,243,500	Mar-17	(18,723)

U.S. Treasury Note 2 yr
(Long)	31	6,717,313	Mar-17	(2,718)

U.S. Treasury Note 2 yr
(Short)	26	5,633,875	Mar-17	1,979

U.S. Treasury Note 5 yr
(Long)	62	7,295,172	Mar-17	(10,295)

U.S. Treasury Note 10 yr
(Long)	18	2,237,063	Mar-17	(4,817)

U.S. Treasury Note 10 yr
(Short)	55	6,835,469	Mar-17	14,500

Total				$(65,595)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $38,821)
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$218,000	$13,161

Total			$13,161

WRITTEN OPTIONS
OUTSTANDING at 12/31/16	Expiration	Contract
(premiums $6,453)	date/strike price	amount	Value

USD/JPY (Call)	May-17/JPY 125.00	$578,700	$4,902

Total			$4,902

TBA SALE COMMITMENTS
OUTSTANDING
at 12/31/16 (proceeds receivable	Principal	Settlement
$1,992,188)	amount	date	Value

Federal National Mortgage
Association, 3.00%, 1/1/47	$2,000,000	1/18/17	$1,988,438

Total			$1,988,438

When-issued securities sold at 12/31/16

COMMON STOCKS (0.1%)*		Shares	Value

Technology (0.1%)
Conduent, Inc. (The) † ###		5,275	$78,598

Total when-issued securities sold
(proceeds receivable $80,937)			$78,598

28	Putnam VT Global Asset Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16

	Upfront			Payments	Unrealized
	premium	Termination	Payments made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$179,800 E	$811	3/15/47	3 month USD-LIBOR-BBA	2.704%	$4,858

139,800 E	(631)	3/15/47	2.704%	3 month	(3,777)
				USD-LIBOR-BBA

1,093,700 E	1,766	3/15/27	3 month USD-LIBOR-BBA	2.4885%	13,229

880,400 E	(1,473)	3/15/27	2.4885%	3 month	(10,700)
				USD-LIBOR-BBA

2,213,000 E	2,291	3/15/22	3 month USD-LIBOR-BBA	2.132%	12,991

1,887,800 E	(1,536)	3/15/22	2.132%	3 month	(10,663)
				USD-LIBOR-BBA

3,646,000 E	783	3/15/19	3 month USD-LIBOR-BBA	1.6065%	4,233

4,125,200 E	(1,077)	3/15/19	1.6065%	3 month	(4,982)
				USD-LIBOR-BBA

Total	$934				$5,189

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
	$10,841	$—	1/12/42	4.00% (1 month	Synthetic TRS	$2
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	122,501	—	1/12/41	4.00% (1 month	Synthetic TRS	(39)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	27,610	—	1/12/40	4.50% (1 month	Synthetic MBX	(10)
				USD-LIBOR)	Index 4.50% 30 year
					Fannie Mae pools

	99,231	—	1/12/41	4.00% (1 month	Synthetic TRS	(32)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	40,923	—	1/12/41	(5.00%) 1 month	Synthetic TRS	43
				USD-LIBOR	Index 5.00% 30 year
					Fannie Mae pools

	17,925	—	1/12/43	3.50% (1 month	Synthetic TRS	(2)
				USD-LIBOR)	Index 3.50% 30 year
					Fannie Mae pools

	53,067	—	1/12/40	5.00% (1 month	Synthetic MBX	(147)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	198,837	—	1/12/41	5.00% (1 month	Synthetic MBX	(271)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	31,698	—	1/12/38	(6.50%) 1 month	Synthetic MBX	177
				USD-LIBOR	Index 6.50% 30 year
					Fannie Mae pools

Citibank, N.A.
	7,222	—	1/12/41	5.00% (1 month	Synthetic MBX	(10)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

baskets	46	—	12/1/17	(3 month	A basket	168,623
				USD-LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)	common stocks

units	992	—	11/27/17	3 month	Russell 1000 Total	(102,231)
				USD-LIBOR-BBA plus	Return Index
				0.09%

Putnam VT Global Asset Allocation Fund	29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
$192,384	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$(373)
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

154,062	—	1/12/41	4.00% (1 month	Synthetic TRS	(49)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

47,586	—	1/12/45	3.50% (1 month	Synthetic TRS	(27)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

175,193	—	1/12/41	(4.00%) 1 month	Synthetic TRS	56
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

Goldman Sachs International
26,764	—	1/12/42	4.00% (1 month	Synthetic TRS	4
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

26,764	—	1/12/42	4.00% (1 month	Synthetic TRS	4
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

6,954	—	1/12/41	4.00% (1 month	Synthetic TRS	(2)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

123,457	—	1/12/40	4.00% (1 month	Synthetic TRS	(907)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

174,390	—	1/12/41	4.00% (1 month	Synthetic TRS	(55)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

Total	$—				$64,754

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16

		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$273	$4,000	5/11/63	300 bp	$48

CMBX NA BBB– Index	BBB–/P	482	8,000	5/11/63	300 bp	32

CMBX NA BBB– Index	BBB–/P	926	15,000	5/11/63	300 bp	81

CMBX NA BBB– Index	BBB–/P	912	16,000	5/11/63	300 bp	11

Credit Suisse International
CMBX NA A Index	A/P	541	13,000	1/17/47	200 bp	246

CMBX NA A Index	A/P	2,098	57,000	1/17/47	200 bp	803

CMBX NA BB Index	—	(1,818)	103,000	5/11/63	(500 bp)	11,719

CMBX NA BBB– Index	BBB–/P	2,301	47,000	5/11/63	300 bp	(346)

CMBX NA BBB– Index	BBB–/P	9,272	189,000	5/11/63	300 bp	(1,372)

CMBX NA BBB– Index	BBB–/P	1,839	28,000	1/17/47	300 bp	262

CMBX NA BBB– Index	BBB–/P	3,794	48,000	1/17/47	300 bp	1,091

CMBX NA BBB– Index	BBB–/P	13,600	184,000	1/17/47	300 bp	3,238

Goldman Sachs International
CMBX NA BB Index	—	(3,376)	33,000	5/11/63	(500 bp)	961

CMBX NA BB Index	—	(303)	2,000	1/17/47	(500 bp)	(38)

CMBX NA BBB– Index	BBB–/P	261	5,000	5/11/63	300 bp	(21)

CMBX NA BBB– Index	BBB–/P	248	5,000	5/11/63	300 bp	(34)

CMBX NA BBB– Index	BBB–/P	244	5,000	5/11/63	300 bp	(38)

CMBX NA BBB– Index	BBB–/P	919	19,000	5/11/63	300 bp	(151)

CMBX NA BBB– Index	BBB–/P	4,033	43,000	5/11/63	300 bp	1,611

CMBX NA BBB– Index	BBB–/P	3,608	48,000	5/11/63	300 bp	905

30	Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16 cont.

		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$1,619	$19,000	1/17/47	300 bp	$548

CMBX NA BBB– Index	BBB–/P	1,700	23,000	1/17/47	300 bp	405

CMBX NA BBB– Index	BBB–/P	2,867	33,000	1/17/47	300 bp	1,009

CMBX NA BBB– Index	BBB–/P	4,647	59,000	1/17/47	300 bp	1,324

JPMorgan Securities LLC
CMBX NA BB Index	—	(532)	4,000	5/11/63	(500 bp)	(6)

CMBX NA BB Index	—	(562)	4,000	5/11/63	(500 bp)	(37)

CMBX NA BB Index	—	(288)	2,000	5/11/63	(500 bp)	(25)

CMBX NA BBB– Index	BBB–/P	1,494	27,000	5/11/63	300 bp	(27)

CMBX NA BBB– Index	BBB–/P	14,093	167,000	5/11/63	300 bp	4,688

CMBX NA BBB– Index	BBB–/P	443	8,000	1/17/47	300 bp	(8)

CMBX NA BBB– Index	BBB–/P	633	12,000	1/17/47	300 bp	(43)

CMBX NA BBB– Index	BBB–/P	2,909	22,000	1/17/47	300 bp	1,670

CMBX NA BBB– Index	BBB–/P	3,263	27,000	1/17/47	300 bp	1,745

Total		$72,140				$30,251

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16

		Upfront			Payments	Unrealized
		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 27 Index	B+/P	$(110,540)	$2,503,000	12/20/21	500 bp	$48,588

NA IG Series 27 Index	BBB+/P	(39,057)	3,500,000	12/20/21	100 bp	15,067

Total		$(149,597)				$63,655

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT Global Asset Allocation Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,149,399	$1,253,372	$—

Capital goods	4,322,449	428,625	—

Communication services	2,143,816	678,877	271

Conglomerates	—	250,121	—

Consumer cyclicals	9,414,898	2,023,686	—

Consumer staples	5,115,584	1,408,495	12,967

Energy	4,804,489	724,471	1,215

Financials	12,085,726	3,135,789	—

Health care	8,215,798	1,287,675	—

Technology	12,959,800	631,337	—

Transportation	1,290,854	532,382	—

Utilities and power	2,136,777	575,913	—

Total common stocks	63,639,590	12,930,743	14,453

Asset-backed securities	—	159,000	—

Convertible bonds and notes	—	35,942	—

Convertible preferred stocks	—	16,343	—

Corporate bonds and notes	—	25,145,112	43

Foreign government and agency bonds and notes	—	453,149	—

Mortgage-backed securities	—	2,900,917	—

Preferred stocks	17,272	—	—

Purchased options outstanding	—	14,502	—

Senior loans	—	229,897	—

U.S. government and agency mortgage obligations	—	17,260,000	—

Warrants	561	39,984	—

Short-term investments	27,962,187	11,884,790	—

Totals by level	$91,619,610	$71,070,379	$14,496

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(57,240)	$—

Futures contracts	(65,595)	—	—

Written options outstanding	—	(4,902)	—

Written swap options outstanding	—	(13,161)	—

When-issued securities sold	(78,598)	—	—

TBA sale commitments	—	(1,988,438)	—

Interest rate swap contracts	—	4,255	—

Total return swap contracts	—	64,754	—

Credit default contracts	—	171,363	—

Totals by level	$(144,193)	$(1,823,369)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

32	Putnam VT Global Asset Allocation Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized
		Accrued		appreciation/
Investments in	Balance as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	tion)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Common stocks*:

Communication
services	$—	$—	$—	$(46,647)	$46,918	$—	$—	$—	$271

Consumer staples	13,387	—	—	(420)	—	—	—	—	12,967

Energy	50	—	(8,122)	8,179	9,230	(8,122)	—	—	1,215

Financials	27,569	—	—	(8,454)	—	(19,115)	—	—	—

Total common stocks	$41,006	$—	$(8,122)	$(47,342)	$56,148	$(27,237)	$—	$—	$14,453

Asset-backed securities	$2,958,000	—	—	—	—	(2,958,000)	—	—	$—

Corporate bonds
and notes	$1	—	(3,500)	3,539	3	—	—	—	$43

Mortgage-backed
securities	$75,116	(4,844)	(835)	1,125	—	(34,263)	—	(36,299)	$—

Totals	$3,074,123	$(4,844)	$(12,457)	$(42,678)	$56,151	$(3,019,500)	$—	$(36,299)	$14,496

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($55,042) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and

Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	33

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value, including $1,594,016 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $122,973,083)	$133,088,555

Affiliated issuers (identified cost $29,615,930) (Notes 1 and 5)	29,615,930

Cash	10,490

Foreign currency (cost $12,861) (Note 1)	12,859

Dividends, interest and other receivables	623,978

Receivable for shares of the fund sold	245,361

Receivable for investments sold	80,769

Receivable for sales of delayed delivery securities (Note 1)	2,075,958

Receivable for variation margin (Note 1)	104,092

Unrealized appreciation on forward currency contracts (Note 1)	100,515

Unrealized appreciation on OTC swap contracts (Note 1)	201,306

Premium paid on OTC swap contracts (Note 1)	6,879

Total assets	166,166,692

Liabilities

Payable for investments purchased	8,335

Payable for purchases of delayed delivery securities (Note 1)	16,788,271

Payable for shares of the fund repurchased	109,090

Payable for compensation of Manager (Note 2)	70,109

Payable for custodian fees (Note 2)	87,824

Payable for investor servicing fees (Note 2)	25,041

Payable for Trustee compensation and expenses (Note 2)	132,197

Payable for administrative services (Note 2)	1,496

Payable for distribution fees (Note 2)	8,675

Payable for variation margin (Note 1)	160,264

Unrealized depreciation on OTC swap contracts (Note 1)	106,301

Premium received on OTC swap contracts (Note 1)	79,019

Unrealized depreciation on forward currency contracts (Note 1)	157,755

Written options outstanding, at value (premiums $45,274) (Notes 1 and 3)	18,063

When-issued securities sold, at value (proceeds receivable $80,937) (Note 1)	78,598

TBA sale commitments, at value (proceeds receivable $1,992,188) (Note 1)	1,988,438

Collateral on securities loaned, at value (Note 1)	1,653,743

Other accrued expenses	145,893

Total liabilities	21,619,112

Net assets	$144,547,580

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$128,299,186

Undistributed net investment income (Note 1)	2,025,715

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	4,033,508

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,189,171

Total — Representing net assets applicable to capital shares outstanding	$144,547,580

Computation of net asset value Class IA

Net assets	$103,688,563

Number of shares outstanding	6,264,393

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.55

Computation of net asset value Class IB

Net assets	$40,859,017

Number of shares outstanding	2,444,113

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.72

The accompanying notes are an integral part of these financial statements.

34	Putnam VT Global Asset Allocation Fund

Statement of operations
Year ended 12/31/16

Investment income

Dividends (net of foreign taxes paid and refunded of $31,261)	$1,902,873

Interest (including interest income of $138,736 from investments in affiliated issuers) (Note 5)	1,791,458

Securities lending (net of expenses) (Notes 1 and 5)	15,382

Total investment income	3,709,713

Expenses

Compensation of Manager (Note 2)	875,949

Investor servicing fees (Note 2)	102,869

Custodian fees (Note 2)	126,792

Trustee compensation and expenses (Note 2)	10,332

Distribution fees (Note 2)	103,891

Administrative services (Note 2)	4,305

Auditing and tax fees	126,111

Other	62,460

Fees waived and reimbursed by Manager (Note 2 )	(36,356)

Total expenses	1,376,353

Expense reduction (Note 2)	(1,491)

Net expenses	1,374,862

Net investment income	2,334,851

Net realized gain on investments (net of foreign tax of $922) (Notes 1 and 3)	3,678,686

Net realized loss on swap contracts (Note 1)	(311,251)

Net realized gain on futures contracts (Note 1)	1,813,508

Net realized loss on foreign currency transactions (Note 1)	(24,830)

Net realized loss on written options (Notes 1 and 3)	(18,507)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(41,962)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, when-issued securities and TBA sale commitments
during the year	2,157,347

Net gain on investments	7,252,991

Net increase in net assets resulting from operations	$9,587,842

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	35

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations:

Net investment income	$2,334,851	$2,454,890

Net realized gain on investments and foreign currency transactions	5,137,606	12,051,991

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	2,115,385	(13,400,268)

Net increase in net assets resulting from operations	9,587,842	1,106,613

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,372,227)	(3,050,541)

Class IB	(809,323)	(1,070,274)

Net realized short-term gain on investments

Class IA	(1,029,220)	(3,024,960)

Class IB	(403,431)	(1,196,784)

From net realized long-term gain on investments

Class IA	(6,551,867)	(8,646,397)

Class IB	(2,568,185)	(3,420,830)

Decrease from capital share transactions (Note 4)	(7,424,055)	(7,472,183)

Total decrease in net assets	(11,570,466)	(26,775,356)

Net assets:

Beginning of year	156,118,046	182,893,402

End of year (including undistributed net investment income of $2,025,715 and $2,941,059, respectively)	$144,547,580	$156,118,046

The accompanying notes are an integral part of these financial statements.

36	Putnam VT Global Asset Allocation Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$17.06	.27	.81	1.08	(.38)	(1.21)	(1.59)	$16.55	6.98	$103,689	.87[e,f]	1.66[e,f]	384[g]

12/31/15	19.21	.27	(.11)	.16	(.48)	(1.83)	(2.31)	17.06	.42	112,027.86		1.51	339[g]

12/31/14	18.77	.32	1.40	1.72	(.51)	(.77)	(1.28)	19.21	9.66	131,554.87		1.73	339[g]

12/31/13	16.01	.31	2.81	3.12	(.36)	—	(.36)	18.77	19.78	139,872.89		1.82	164[h]

12/31/12	14.11	.34	1.71	2.05	(.15)	—	(.15)	16.01	14.58	135,792.89		2.20	200[h]

Class IB

12/31/16	$17.21	.23	.82	1.05	(.33)	(1.21)	(1.54)	$16.72	6.71	$40,859	1.12[e,f]	1.41[e,f]	384[g]

12/31/15	19.35	.23	(.12)	.11	(.42)	(1.83)	(2.25)	17.21	.17	44,091	1.11	1.26	339[g]

12/31/14	18.88	.28	1.41	1.69	(.45)	(.77)	(1.22)	19.35	9.42	51,339	1.12	1.48	339[g]

12/31/13	16.10	.27	2.83	3.10	(.32)	—	(.32)	18.88	19.49	57,856	1.14	1.58	164[h]

12/31/12	14.20	.30	1.71	2.01	(.11)	—	(.11)	16.10	14.20	71,616	1.14	1.96	200[h]

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

December 31, 2016	0.02%

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Portfolio turnover includes TBA purchase and sale commitments.

h Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	376%

December 31, 2012	409

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	37

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

38	Putnam VT Global Asset Allocation Fund

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront

Putnam VT Global Asset Allocation Fund	39

payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early

40	Putnam VT Global Asset Allocation Fund

termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $100,495 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,653,743 and the value of securities loaned amounted to $1,594,016.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from receivable purchase agreement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $68,645 to decrease undistributed net investment income, $242 to increase paid-in capital and $68,403 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,526,231
Unrealized depreciation	(3,469,943)

Net unrealized appreciation	9,056,288
Undistributed ordinary income	2,161,610
Undistributed long-term gain	5,057,162
Undistributed short-term gain	30,973

Cost for federal income tax purposes	$153,629,841

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.596% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of

Putnam VT Global Asset Allocation Fund	41

0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $34,218 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $2,138.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$73,788
Class IB	29,081

Total	$102,869

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $44 under the expense offset arrangements and by $1,447 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $113, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$505,266,251	$532,682,076

U.S. government securities
(Long-term)	—	—

When-issued securities sold	—	80,937

Total	$505,266,251	$532,763,013

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option	Written option	Written option
		contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	USD	$218,000	$38,821	$—	$—

	GBP	—	$—	—	$—

Options opened	USD	—	—	1,157,400	14,373

	GBP	—	—	34	3,053

Options exercised	USD	—	—	—	—

	GBP	—	—	—	—

Options expired	USD	—	—	—	—

	GBP	—	—	(34)	(3,053)

Options closed	USD	—	—	(578,700)	(7,920)

	GBP	—	—	—	—

Written options outstanding at the end
of the reporting period	USD	$218,000	$38,821	$578,700	$6,453

	GBP	—	$—	—	$—

42	Putnam VT Global Asset Allocation Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	116,118	$1,844,518	93,406	$1,647,993	136,016	$2,212,605	239,542	$4,254,410

Shares issued in connection with
reinvestment of distributions	645,063	9,953,314	835,996	14,721,898	242,058	3,780,939	319,544	5,687,888

	761,181	11,797,832	929,402	16,369,891	378,074	5,993,544	559,086	9,942,298

Shares repurchased	(1,062,834)	(17,127,011)	(1,209,955)	(22,054,968)	(496,487)	(8,088,420)	(649,732)	(11,729,404)

Net decrease	(301,653)	$(5,329,179)	(280,553)	$(5,685,077)	(118,413)	$(2,094,876)	(90,646)	$(1,787,106)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Cash Collateral Pool, LLC*	$1,791,136	$18,217,528	$18,354,921	$9,192	$1,653,743

Putnam Money Market Liquidity
Fund**	—	4,631,792	4,631,792	436	—

Putnam Short Term Investment
Fund***	28,136,598	20,699,916	20,874,327	138,300	27,962,187

Totals	$29,927,734	$43,549,236	$43,861,040	$147,928	$29,615,930

*No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

***Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$10

Purchased currency options (contract amount)	$540,000

Written equity option contracts (contract amount) (Note 3)	$10

Written currency options (contract amount) (Note 3)	$130,000

Written swap option contracts (contract amount) (Note 3)	$220,000

Futures contracts (number of contracts)	400

Forward currency contracts (contract amount)	$39,500,000

Centrally cleared interest rate swap contracts (notional)	$17,100,000

OTC total return swap contracts (notional)	$16,200,000

OTC credit default contracts (notional)	$1,100,000

Centrally cleared credit default contracts (notional)	$4,900,000

Warrants (number of warrants)	7,000

Putnam VT Global Asset Allocation Fund	43

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —
	Unrealized appreciation	$232,705*	Payables	$61,342

Foreign exchange contracts	Investments, Receivables	115,017	Payables	162,657

Equity contracts	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
	appreciation	266,679*	Unrealized depreciation	200,423*

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	46,425*	Unrealized depreciation	81,883*

Total		$660,826		$506,305

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(80,356)	$(80,356)

Foreign exchange contracts	—	(2,751)	—	(16,723)	—	$(19,474)

Equity contracts	343	(1,446)	1,773,155	—	(79,848)	$1,692,204

Interest rate contracts	—	(11,856)	40,353	—	(151,047)	$(122,550)

Total	$343	$(16,053)	$1,813,508	$(16,723)	$(311,251)	$1,469,824

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$100,140	$100,140

Foreign exchange contracts	—	(1,570)	—	(41,436)	—	$(43,006)

Equity contracts	1,874	—	(56,596)	—	88,434	$33,712

Interest rate contracts	—	10,685	(5,269)	—	(11,478)	$(6,062)

Total	$1,874	$9,115	$(61,865)	$(41,436)	$177,096	$84,784

Note 9— New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

44	Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund	45

Note 10 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$57,788	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$57,788

OTC Total return
swap contracts*#	—	222	—	168,623	56	8	—	—	—	—	—	—	—	—	168,909

OTC Credit default contracts*#	—	—	—	—	13,537	4,602	—	—	1,314	—	—	—	—	—	19,453

Centrally cleared credit
default contracts§	—	—	2,879	—	—	—	—	—	—	—	—	—	—	—	2,879

Futures contracts§	—	—	—	—	—	—	—	—	—	43,425	—	—	—	—	43,425

Forward currency contracts#	24,747	1,036	—	6,188	1,174	31,338	69	21,205	—	—	1,784	9,548	1,686	1,740	100,515

Purchased options**#	—	—	—	—	—	—	—	14,502	—	—	—	—	—	—	14,502

Total Assets	$24,747	$1,258	$60,667	$174,811	$14,767	$35,948	$69	$35,707	$1,314	$43,425	$1,784	$9,548	$1,686	$1,740	$407,471

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	56,967	—	—		—	—	—	—	—	—	—	—	56,967

OTC Total return
swap contracts*#	—	501	—	102,241	449	964	—	—	—	—	—	—	—	—	104,155

OTC Credit default contracts*#	2,421	—	—	—	29,523	14,588	—	—	14,810	—	—	—	—	—	61,342

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	103,297	—	—	—	—	103,297

Forward currency contracts#	15,007	7,186	—	30,794	5,632	6,932	2,307	42,441	—	—	16,053	23,652	4,893	2,858	157,755

Written swap options #	—	—	—	—	—	—	—	13,161	—	—	—	—	—	—	13,161

Written options #	—	—	—	—	—	—	—	4,902	—	—	—	—	—	—	4,902

Total Liabilities	$17,428	$7,687	$56,967	$133,035	$35,604	$22,484	$2,307	$60,504	$14,810	$103,297	$16,053	$23,652	$4,893	$2,858	$501,579

Total Financial and Derivative
Net Assets	$7,319	$(6,429)	$3,700	$41,776	$(20,837)	$13,464	$(2,238)	$(24,797)	$(13,496)	$(59,872)	$(14,269)	$(14,104)	$(3,207)	$(1,118)	$(94,108)

Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$7,319	$(6,429)	$3,700	$41,776	$(20,837)	$13,464	$(2,238)	$(24,797)	$(13,496)	$(59,872)	$(14,269)	$(14,104)	$(3,207)	$(1,118)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $5,614,048 as a capital gain dividend with respect to the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 26.29% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

46	Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund	47

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

48	Putnam VT Global Asset Allocation Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Global Asset Allocation Fund	49

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
The Putnam Advisory Company LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
	Independent Registered	W. Thomas Stephens
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H505
of Putnam VT Global Asset Allocation Fund.	VTAN062 304284 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$108,192	$ —	$17,266	$ —
December 31, 2015	$104,393	$ —	$15,131	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $577,019 and $757,724 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017